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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Sabre Holdings Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sabre Holdings Corporation
3150 Sabre Drive, Southlake, Texas 76092

April 1, 2006

My fellow stockholders,

        2005 was a pivotal year in our journey to deliver value to our stockholders and in the travel industry. We quadrupled our revenue growth last year as we expanded the efficient travel marketplace that is the core strength of Sabre Holdings Corporation.

        I cordially invite you to attend our annual meeting of stockholders. You can find details of the meeting location and the business to be conducted at the annual meeting in the Official Notice of the Meeting, Proxy Statement, and form of proxy enclosed with this letter.

        It is important that your shares be represented and voted at the meeting. Whether or not you plan to join us in person, we encourage you to vote early to help ensure we have a quorum of stockholders for the meeting. Please see the instructions describing your voting options on your proxy card or in the information materials from your bank, broker, or other stockholder of record.

        The Board of Directors appreciates your support of our governance efforts.

Michael S. Gilliland Chairman of the Board

Sabre Holdings Corporation
3150 Sabre Drive, Southlake, Texas 76092

Official Notice of Annual Meeting of Stockholders

        The annual meeting of stockholders of Sabre Holdings Corporation will be held on Tuesday, May 16, 2006, at 10:30 a.m.

        The meeting location will be:

    Carpenter Performance Hall
    Irving Arts Center
    3333 N. MacArthur Boulevard
    Irving, Texas, 75062

You can find directions and a map to the meeting in the Investors section of our website, www.sabre-holdings.com.

        The purpose of the meeting is to consider and act on the following proposals:

    Proposal 1: The election of all of the Corporation's directors;
    Proposal 2: The ratification of the selection of Ernst & Young LLP as independent auditors for the year 2006;

and to consider and act on such other business as may properly come before the meeting or any adjournments or postponements.

                      By order of the Board of Directors,

                      James F. Brashear
                       Corporate Secretary

April 1, 2006

IMPORTANT

        Only stockholders of record on March 17, 2006, or their proxy holders, will be entitled to vote at the meeting.

        Whether or not you expect to attend the meeting in person, we urge you to vote your shares at your earliest convenience to ensure the presence of a quorum at the meeting. Your prompt vote using an internet website, toll-free telephone number, or written proxy will ensure your shares are represented at the meeting and save us the expense of additional proxy solicitation. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, because your proxy is revocable at your option.

        When you vote in advance, you can indicate that you plan to attend the meeting in person. If you plan to attend the annual meeting, you must have an admission ticket or other proof of share ownership as of the record date. If you are a proxy holder, you must also present a valid proxy.

        Please refer to the voting instructions on your proxy card or in the materials forwarded by your bank, broker, or other stockholder of record.

        Please see the Questions and Answers section on Page 4 of the Proxy Statement for more information.

TABLE OF CONTENTS

SOLICITATION AND RATIFICATION OF PROXIES
OUTSTANDING STOCK AND VOTING PROCEDURES
Outstanding Stock
Voting Procedures
QUESTIONS AND ANSWERS
PROPOSAL 1-ELECTION OF DIRECTORS
Nominees for Director
Recommended Vote for Directors
INFORMATION REGARDING THE BOARD AND ITS COMMITTEES
Board Mission
Board Structure
Retiring Director
Director Independence
Board Meetings and Attendance
Board Committees
Audit Committee
Communications with the Audit Committee
Compensation Committee
Governance and Nominating Committee
Executive Committee
No Material Proceedings
CORPORATE GOVERNANCE
Guidelines for Communicating with Directors
Business Ethics Policy
INFORMATION REGARDING THE COMPENSATION OF DIRECTORS
2005 Director Compensation Before Annual Meeting
2005 Director Compensation After Annual Meeting
Deferred Director Compensation
Director Compensation Table
REPORT OF THE COMPENSATION COMMITTEE
The Role of the Committee
Committee Charter
Compensation Strategy
Base Salaries
Annual Incentives
Long-Term Incentives

Executive Benefits
Stock Ownership Requirements
Compensation of the Chief Executive Officer
Total Compensation Summary
Compliance with Section 162(m)
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE COMPENSATION
Summary Compensation Table
STOCK OPTIONS GRANTED
STOCK OPTION EXERCISES AND DECEMBER 31, 2005 STOCK OPTION VALUE
LONG-TERM INCENTIVE PLANS—AWARDS IN THE LAST FISCAL YEAR
EQUITY COMPENSATION PLAN INFORMATION
RETIREMENT PLANS
EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS
Executive Change in Control Termination Benefits Agreements
Involuntary Termination Benefits Not in Connection with a Change in Control
Employment Agreements
CORPORATE PERFORMANCE
EXECUTIVE OFFICERS OF THE REGISTRANT
OWNERSHIP OF SECURITIES
Securities Owned by Directors and Executive Officers
Securities Owned by Certain Beneficial Owners
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL 2—RATIFICATION OF SELECTION OF AUDITORS
Fees Paid to Ernst & Young LLP
STOCKHOLDER PROPOSALS
DIRECTOR NOMINATION PROCESS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS
OTHER MATTERS

Sabre Holdings Corporation
3150 Sabre Drive, Southlake, Texas 76092

PROXY STATEMENT

Annual Meeting of Stockholders
May 16, 2006

        This Proxy Statement is being furnished by Sabre Holdings Corporation1 in connection with a solicitation of proxies by our Board of Directors for use at our annual meeting of stockholders to be held on May 16, 2006.

        It is important that your shares be represented and voted at the annual meeting. We encourage you to vote your shares by delivering your proxy promptly. Most stockholders have a choice of voting using an Internet website or a toll-free telephone number, or by mailing a completed proxy card. To learn what voting methods are available to you, check your proxy card or the materials forwarded by your bank, broker, or other stockholder of record.

        We are providing website and telephone voting for registered stockholders until 10:30 a.m., local time, on May 16, 2006. You will be responsible for any Internet usage charges incurred.

        This Proxy Statement and the accompanying proxy card were first mailed on or about April 3, 2006.

YOU SHOULD RELY ONLY ON THE INFORMATION THAT IS CONTAINED IN OR REFERRED TO IN THIS DOCUMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THIS DOCUMENT WAS ACCURATE ON THE DATE SHOWN ON ITS COVER PAGE AND IT HAS NOT BEEN UPDATED FOR LATER EVENTS.

Also referred to in this proxy statement as the Corporation, Sabre Holdings, we, us and our.

SOLICITATION AND RATIFICATION OF PROXIES

        Our Board of Directors is soliciting your proxy. If you sign and return the enclosed form of proxy, your proxy will be voted as you specify in the form. If you do not specify voting instructions in the form, your proxy will be voted FOR all director nominees named in Proposal 1 and FOR Proposal 2 to ratify the selection of auditors. If any other matters come to a vote at the meeting, the members of the Proxy Committee will vote in their best judgments.

        Delivering your proxy before the annual meeting will not limit your right to vote at the annual meeting if you decide to attend in person. You may revoke your proxy before the Proxy Committee votes your shares. You may revoke it by timely delivery of written notice to the Corporate Secretary, by timely delivery of a properly executed, later-dated proxy (including an Internet or telephone vote), or by voting via ballot at the meeting. If you are a beneficial owner but your shares are registered in the name of a bank, broker, or other stockholder of record, you cannot vote in person at the meeting unless you obtain a proxy in your name from the stockholder of record, and you present it at the meeting. See "Questions and Answers" in this Proxy Statement for more information.

        We will bear the entire cost of this proxy solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the forms of proxy, and any additional information furnished to our stockholders. We are also asking banks, brokers, and other stockholders of record to forward proxy materials to beneficial owners at our expense. Besides soliciting proxies by mail, our directors, executive officers, employees of our subsidiaries, and paid proxy solicitors may solicit proxies in person or by telephone. We will not pay our directors, executive officers, or employees of our subsidiaries for proxy solicitation services. We hired MacKenzie Partners, Inc., a firm of professional proxy solicitors, to help us solicit proxies at an estimated fee of approximately $10,000, plus normal expenses of approximately $5,000.

OUTSTANDING STOCK AND VOTING PROCEDURES

Outstanding Stock

        Stockholders of record of our Class A Common Stock at the close of regular trading on the New York Stock Exchange on March 17, 2006 are entitled to vote in person or by proxy at the annual meeting. At that time, the Corporation had 132,126,053 outstanding shares of its Common Stock. Each stockholder of record will be entitled to one vote for each share of Common Stock held on the record date. To have a quorum of stockholders at our annual meeting, a majority of our outstanding shares of Common Stock as of the record date must be represented at the meeting in person or by proxy. We will count as being represented at the meeting shares for which we have proxies or voting instructions. Nevertheless, we will not vote shares for which we have proxies or voting instructions from brokers ("broker non-votes") unless the broker has discretionary authority to vote on the particular proposal or has received voting instructions on that proposal from the beneficial owner.

Voting Procedures

        The Inspector of Election from The Bank of New York will tabulate votes cast by proxy or in person at the meeting. We provide for confidential voting and we will follow the voting procedures described below:

Proposal 1	—	Nominees for director will be elected by a plurality of the votes cast for all director nominees at the annual meeting. Abstentions from voting and broker non-votes are not counted as votes cast.
Proposal 2	—
Ratifying the appointment of our auditors will require the affirmative vote of a majority of the votes cast on this proposal at the annual meeting. Abstentions from voting and broker non-votes are not counted as votes cast.

        If a proposal is not described on the proxy card and in this Proxy Statement but properly comes up for a vote at the meeting, it will be decided by the affirmative vote of a majority of the votes cast on the proposal, unless otherwise provided in our Certificate of Incorporation or Bylaws, or the Delaware General Corporation Law. None of our directors has told us that he or she intends to oppose any action that we intend to take at the meeting.

QUESTIONS AND ANSWERS

1.
What is a proxy?

  A proxy is a document that gives another person, called a proxy holder, your authority to vote the shares that you own. We have designated a Proxy Committee of proxy holders for the annual meeting. The Proxy Committee members are James F. Brashear, Jeffery M. Jackson and David A. Schwarte, who are officers of the Corporation. They will vote shares for which we receive valid proxies or voting instructions.

2.
What is a proxy statement?

  A proxy statement is a document, like this one, given to stockholders to solicit their proxy. The content of a proxy statement is governed by the Securities and Exchange Commission ("SEC") proxy regulations.

3.
How do I know if I am a "stockholder of record" or a "beneficial owner"?

  If your shares are registered in your name at The Bank of New York in its capacity as our stock transfer agent, then you are a stockholder of record. You must be a stockholder of record on the record date to be able to vote your shares at the annual meeting.

  If your shares are registered at The Bank of New York in the name of a broker, bank, trustee, nominee or other stockholder of record, your shares are held in street name and you are the beneficial owner of the shares.

4.
How do I obtain an admission ticket to personally attend the annual meeting?

•
Stockholders of Record. Your admission ticket is attached to your proxy card. You should present it and a government-issued photo identification card to enter the annual meeting.

•
Beneficial Owners. You will need to ask your stockholder of record for an admission ticket in the form of a legal proxy. You must present it and a government-issued photo identification card to gain admission to the annual meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement to the meeting. We can use that to verify you own Common Stock and admit you to the meeting, but you will not be able to vote your shares at the meeting without a legal proxy. If you give voting instructions and are later issued a legal proxy, your voting instructions will be cancelled and you must vote in person at the meeting.

5.
What methods can I use to vote?

•
Written Proxy. A stockholder of record or beneficial owner may vote by mailing the proxy card or voter information form delivered with this proxy statement.

•
Telephone. A stockholder of record may vote from the U.S. by using the toll-free telephone number on the proxy card delivered with this proxy statement. A beneficial owner may vote by telephone if your stockholder of record included instructions for that in the materials delivered with this proxy statement. Telephone voting procedures, including the use of control numbers, are designed to authenticate your eligibility to vote and to properly record your voting instructions.

•
Internet. A stockholder of record may vote using an internet website described on the proxy card and other materials delivered with this proxy statement. A beneficial owner may vote using a website if your stockholder of record included instructions for that in the materials delivered with this proxy statement. Internet voting procedures, including the use of control numbers, are designed to authenticate your eligibility to vote and to properly record your voting instructions.

•
In Person. A stockholder of record or a holder of a legal proxy (including a beneficial owner holding a legal proxy) may vote in person at the meeting.

6.
What is the record date and what does it mean?

  The record date for the annual meeting is March 17, 2006. To be able to vote at the annual meeting, you must have been a stockholder of record, or you must have a proxy from someone who was a stockholder of record, at the close of regular trading on the New York Stock Exchange on the record date.

7.
How does voting for Directors work?

  There are three choices in voting for the nominees for director positions. You can:

  •
  vote in favor of all nominees,

  •
  withhold votes as to specific nominees and vote in favor of the remaining nominees, or

  •
  withhold votes from all nominees.

  Directors will be elected by a plurality of the votes cast at the annual meeting. The Board recommends a vote FOR each of the director nominees in this proxy statement.

8.
What is a plurality of the votes?

  In order to be elected, a nominee does not have to receive a majority of the votes cast for directors. Instead, the eight nominees who receive the most votes are elected.

9.
How does the vote to ratify the independent auditors work?

  There are three choices in voting on the ratification of the appointment of Ernst & Young LLP as our independent auditors. You can:

  •
  vote in favor of the ratification,

  •
  vote against the ratification, or

  •
  abstain from voting on the ratification.

  Ratification of the appointment of our auditors will require the affirmative vote of a majority of the votes cast on that proposal at the annual meeting. The Board recommends a vote FOR Proposal 2.

10.
What if I do not specify my voting choice for a proposal on my proxy card?

  You should specify your choice for each proposal on the enclosed proxy card. A proxy that is signed and returned without specific instructions on a proposal will be voted FOR the proposal.

11.
How are abstentions and broker non-votes counted?

  Abstentions and broker non-votes are counted to establish a quorum at the annual meeting. They are not counted as votes on any proposal.

ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

PROPOSAL 1—ELECTION OF DIRECTORS

        All of our directors are subject to election each year, with terms that expire on the annual meeting date. The Board nominated the individuals named in this Proposal 1 for re-election as directors. Each of the nominees consented to serve as a director if elected, and the Board is not aware of any circumstances that would cause a nominee to be unable to serve as a director. Each nominee has furnished the following information with respect to his or her principal occupation or employment and principal business directorships.

Nominees for Director

MICHAEL S. GILLILAND, age 43.

        Mr. Gilliland is the Chairman, President and Chief Executive Officer of Sabre Holdings Corporation and Chairman of the Executive Committee.

        Mr. Gilliland was named Chairman of the Board of Directors in November 2004. He was elected as a director and President and Chief Executive Officer of Sabre Holdings in December 2003. From May 2002 until December 2003, Mr. Gilliland was President and Chief Executive Officer of Travelocity.com Inc., a wholly owned subsidiary of the Corporation. From March 2001 until December 2003, he was an Executive Vice President of Sabre Holdings. He was Chief Marketing Officer of Sabre Inc., the principal operating subsidiary of the Corporation, from July 2000 until May 2002 and General Manager, Product Marketing of Sabre Inc. from May 1999 until July 2000.

ROYCE S. CALDWELL, age 67.

        Mr. Caldwell is a member of the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee. He became a director in 2001 and was named in November 2004 as our lead independent director ("Lead Director"). As Lead Director he presides over executive sessions of the independent directors and acts as a liaison between the Chairman and the independent directors. The Board of Directors affirmatively determined that he qualifies as an independent director.

        Mr. Caldwell retired as the Vice Chairman of SBC Communications, Inc. (now AT&T Inc.), a telecommunications company, where he served as Vice Chairman from 1998 to 2001. Prior to that, he served as President and Chief Executive Officer of SBC Operations, a telecommunications company, from 1997 to 1998. From 1995 to 1996, he was President and Chief Executive Officer of Southwestern Bell Corporation, a telecommunications company. Mr. Caldwell also serves as a director of Cullen/Frost Bankers.

RICHARD G. LINDNER, age 51.

        Mr. Lindner is a member of the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee. He became a director in October 2002. The Board of Directors affirmatively determined that he qualifies as an independent director and as an audit committee financial expert.

        Mr. Lindner is Chief Financial Officer of AT&T Inc., a telecommunications company, and has held this position since May 2004. He was Chief Financial Officer of Cingular Wireless, a wireless communications company from 2000 to 2004. In 1999 and 2000, he was Senior Vice President and Chief Operating Officer of SBC Wireless, and President and Chief Executive Officer of Southwestern Bell Wireless, both wireless communications companies.

BOB L. MARTIN, age 57.

        Mr. Martin is Chairman of the Governance and Nominating Committee and is a member of the Audit Committee, the Compensation Committee, and the Executive Committee. He became a director in January 1997. The Board of Directors affirmatively determined that he qualifies as an independent director.

        Mr. Martin has been an independent business executive since 1999. He retired as President and Chief Executive Officer of Wal-Mart International, Inc., a retailing company, where he served from 1984 to 1999. Mr. Martin also serves as a director of Furniture Brands International, Inc., Gap Inc., and Guitar Center, Inc.

GLENN W. MARSCHEL, JR., age 59.

        Mr. Marschel is a member of the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee. He became a director in November 1996. The Board of Directors affirmatively determined that he qualifies as an independent director.

        Mr. Marschel is President and Chief Executive Officer of NetNumber Inc., a provider of software and services to the telecommunications industry, and has held this position since 2000. From 1998 to 2000, he served as Chief Executive Officer, President, and Co-Chairman of the Board of Faroudja, Inc., a video processing technology company.

PAMELA B. STROBEL, age 53.

        Ms. Strobel is Chairman of the Compensation Committee and a member of the Audit Committee, the Governance and Nominating Committee, and the Executive Committee. She became a director in October 2000. The Board of Directors affirmatively determined that she qualifies as an independent director.

        Ms. Strobel retired in 2005 from Exelon Corporation, an electric and gas distribution company, where she served as Chief Administration Officer from May 2003 and Executive Vice President from October 2000. Ms. Strobel was Chairman and Chief Executive Officer of Exelon Energy Delivery, an electric and gas distribution company, from April 2002 to May 2003. She served as Chairman of Commonwealth Edison Company ("ComEd") and PECO Energy Company ("PECO"), both energy utility companies, from October 2000 to May 2003. Ms. Strobel served as Vice Chair and Chief Executive Officer of Exelon Energy Delivery from October 2001 to April 2002. From 2000 to 2001, she served as President of Exelon Energy Delivery and Vice Chair of ComEd. Prior to the merger of Unicom Corporation ("Unicom") and PECO in October 2000, which resulted in the formation of Exelon Corporation, Ms. Strobel served as Executive Vice President of Unicom and ComEd in 2000.

MARY ALICE TAYLOR, age 55.

        Ms. Taylor is a member of the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee. She became a director in May 2000. The Board of Directors affirmatively determined that she qualifies as an independent director.

        Ms. Taylor has been an independent business executive since October 2000. During 2001, she accepted a temporary assignment as Chairman and Chief Executive Officer of Webvan Group, Inc., an Internet e-commerce company. Ms. Taylor retired as Chairman and Chief Executive Officer of HomeGrocer.com, an Internet e-commerce company, where she served from 1999 until 2000. She was Corporate Executive and Senior Vice President of Global Operations and Technology of Citigroup Inc., a financial and business services company, from 1997 until 1999. From 1980 until 1996, Ms. Taylor served as Senior Vice President, the Americas and the Caribbean, of Federal Express Corporation, a delivery services company. Ms. Taylor is also a director of The Allstate Corporation, Autodesk, Inc., and Blue Nile, Inc.

RICHARD L. THOMAS, age 75.

        Mr. Thomas is Chairman of the Audit Committee and a member of the Compensation Committee, the Governance and Nominating Committee, and the Executive Committee. He

became a director in November 1996. The Board of Directors affirmatively determined that he qualifies as an independent director and as an audit committee financial expert.

        Mr. Thomas retired as Chairman of First Chicago NBD Corporation, a financial services company, where he served in this capacity from 1992 to 1996. Mr. Thomas also serves as a director of Exelon Corporation, PMI Group, Inc., and Sara Lee Corporation.

Recommended Vote for Directors

        Unless otherwise indicated, all proxies that authorize the proxy holders to vote for the election of directors will be voted FOR the election of the nominees named above in this section. If a nominee becomes unavailable for election, the proxy committee will vote for the election of such substitute nominee, if any, as the Board of Directors may propose.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

Board Mission

        The Board's mission is to provide strategic guidance to our management, to monitor management's performance and ethical behavior, and to maximize the long-term financial return to stockholders, while considering and appropriately balancing the interests of other stakeholders and constituencies.

Board Structure

        The Board of Directors currently has nine directors, eight of whom are named above in Proposal 1 under Nominees for Director. Mr. Paul C. Ely, Jr., who currently serves as a director, recently notified us that he plans to retire from the Board of Directors at the end of his current term. Because of his retirement, he is not being nominated for re-election. The number of directors will be reduced to eight upon Mr. Ely's retirement, until the Governance and Nominating Committee qualifies a successor for election by the Board of Directors. Because all of our directors are elected yearly to enhance their accountability to our stockholders, stockholders will have the opportunity to ratify the selection of directors at the next annual meeting.

Retiring Director

PAUL C. ELY, JR., age 74.

        Mr. Ely is a member of the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee. He served as non-executive chairman of Sabre Holdings from December 2003 to November 2004. He became a director in January 1997. The Board of Directors affirmatively determined that he qualifies as an independent director.

        Mr. Ely served as Chairman of Santa Cruz Yachts, a yacht manufacturing company, from 1995 until 2002, and as a General Partner of Alpha Partners, a venture capital company, from 1989 to 1997. In 1988, he was Executive Vice President and Director of Unisys, where he remained until 1989. Prior to that, Mr. Ely was Chairman and Chief Executive Officer of Convergent Technologies, Inc. from 1985 until 1988. From 1980 until 1985, he was Executive Vice President and Director of Hewlett-Packard and from 1973 until 1984, he led Hewlett-Packard's computer operations. In addition to Convergent, Mr. Ely previously served as Chairman for ASK Inc. and Network Peripherals, and was a director for several public companies, including Parker Hannifin Corporation, Unisys Corp., Tektronix, Inc., and Spectra Physics.

Director Independence

        The Board of Directors comprises eight non-management directors and one management director, who is our Chief Executive Officer ("CEO"). The Board's approved criteria for evaluating the independence of our non-management directors can be found in our Corporate Governance Guidelines on our website (www.sabre-holdings.com).2 Our director independence criteria are more stringent than those adopted as part of the New York Stock Exchange ("NYSE") corporate governance listing standards (the "NYSE listing standards") for independent directors and the SEC's standards for independent audit committee members. The Board affirmatively determined that each non-management director is independent under those criteria, so eight of the Corporation's nine directors (89%) are independent. As part of its annual evaluation of director independence, the Board examined (among other things) whether any transactions or relationships exist currently (or existed during the past three years) between each non-management director and the Corporation, its subsidiaries, affiliates, equity investors, or independent auditors. The Board also examined any transactions or relationships between each non-management director and the senior management of Sabre Holdings or its affiliates.

        The independent directors meet several times each year in executive session outside the presence of management representatives. The Board has designated a Lead Director who generally presides over those executive sessions. A majority of the independent directors may designate another independent director to preside over any executive session. Interested parties, including stockholders, may communicate with the Chairman, the Lead Director or the non-management directors as a group through the process described in this Proxy Statement under the heading "Corporate Governance—Guidelines for Communicating with Directors."

Board Meetings and Attendance

        The Board of Directors, its committees, and its subcommittees met a total of 40 times in 2005, including regularly scheduled and special meetings. During 2005, all of the Corporation's directors attended at least seventy-five percent (75%) of those meetings. Directors are strongly encouraged to attend the annual meeting to the extent practicable. Eight of our nine directors (89%) serving at the time attended the annual meeting in 2005.

2
We have not incorporated by reference into this Proxy Statement the information included on or linked from our website, and you should not consider it to be part of this Proxy Statement.

Board Committees

        The Board's committees and their functions are described below. The Board has four standing committees: Audit, Compensation, Governance and Nominating, and Executive. The Audit, Compensation, and Governance and Nominating Committees include only independent directors. The Executive Committee includes Directors Gilliland, Martin, Strobel, and Thomas. The Board believes that its performance is enhanced by directors who are fully informed about, and actively participate in, the activities of each of the Audit, Compensation, and Governance and Nominating Committees. The Board has, therefore, assigned each independent director to serve as a member of each of those committees. This structure permits the Board to delegate greater responsibility and authority to its committees, and to conduct significant discussions and take formal action in its committees without the need for formal reports to the Board. This structure also furthers the Board's policy of having significant decisions made by all of the independent directors.

Audit Committee

        The Audit Committee, composed entirely of independent directors, met seven times during 2005 (including four in-person meetings). During each in-person meeting, the members met privately with the Corporation's independent auditors and our vice president of internal audit. The members are Directors Caldwell, Ely, Lindner, Marschel, Martin, Strobel, Taylor, and Thomas (Chairman). All members have been affirmatively determined by the Board to be financially literate under the NYSE listing standards. Mr. Thomas, the chairman of the committee, and Mr. Lindner, the committee's chairman-designate, have been designated by the Board as audit committee financial experts within the meaning of Item 401 of Regulation S-K. The Board of Directors has affirmatively determined that, because Ms. Taylor does not serve as an executive of any company, her service on the audit committees of three other public companies does not interfere with her service on our Audit Committee.

        The Audit Committee meets the requirements of section 3(a)(58)(A) of the Securities Exchange Act of 1934. Its principal purposes and responsibilities (which are detailed in its charter) include overseeing the integrity of our financial statements and financial reporting processes, overseeing compliance with legal and regulatory requirements, reviewing the external auditor's qualifications and independence (including auditor rotation), reviewing the performance of the our internal audit function, and preparing the Audit Committee's report included in this Proxy Statement. See "Report of the Audit Committee." Current copies of the Audit Committee charter, administration guidelines and key tasks and processes are available on the governance section of our website.

Communications with the Audit Committee

        We provide mechanisms for our employees and other interested parties to confidentially and anonymously bring to the attention of the Audit Committee any concerns related to our Business Ethics Policy, legal issues, and accounting or audit matters. Employees are able to report their concerns to our Compliance Office by telephone at (682) 605-3998 or via pre-paid mail or courier to:

  Compliance Office
  Sabre Holdings Corporation
  3150 Sabre Drive
  Southlake, Texas 76092
  United States of America

or via e-mail to Compliance.Office@sabre-holdings.com. We also provide a confidential, anonymous hotline at 1 (877) 219-3180, which is a toll-free call if placed from within the United States. The call center is staffed 24 hours a day, 7 days a week. Our process for collecting and organizing these communications and determining which communications will be relayed to the Audit Committee members is administered by the General Counsel acting as the Compliance Officer, is overseen by the Audit Committee, and was approved by all of the independent directors.

Compensation Committee

        The Compensation Committee, which is composed entirely of independent directors, met four times during 2005 (including three in-person meetings). The members are Directors Caldwell, Ely, Lindner, Marschel, Martin, Strobel (Chairman), Taylor, and Thomas. The Committee's principal purposes and responsibilities (as detailed in its charter) are to review and approve corporate goals and objectives relevant to the CEO and other executive officer compensation; to evaluate the CEO's performance in light of those goals and objectives and determine and approve the CEO's compensation based on that evaluation; to approve compensation, incentive compensation plans and equity-based plans for the directors and executive officers, to conduct annual performance evaluations of the committee; and to produce annual reports on executive compensation for inclusion in the Corporation's proxy statement in accordance with applicable rules and regulations. Current copies of the Compensation Committee charter, administration guidelines and key tasks and processes are available on the governance section of our website.

Governance and Nominating Committee

        The Governance and Nominating Committee, which is composed entirely of independent directors, met five times during 2005 (all in-person meetings). The members are Directors Caldwell, Ely, Lindner, Marschel, Martin (Chairman), Strobel, Taylor, and Thomas. The committee's principal purposes and responsibilities (as described in its charter) are to establish the criteria for selecting new directors; to identify suitable individuals under those criteria who are qualified to serve as directors; to recommend to the Board nominees for election as directors; to develop and recommend to the Board a set of corporate governance principles applicable to the Corporation; to recommend committee structures and functions; to recommend qualifications for membership appointments and removals for the committees of the Board; to monitor the operations of the Board and its committees and make recommendations to improve operations; to oversee the annual performance evaluation of the Board, its committees, and management; and to conduct annual performance evaluations of the Governance and Nominating Committee itself. Current copies of the Governance and Nominating Committee charter, administration guidelines and key tasks and processes are available on the governance section of our website.

Executive Committee

        The Executive Committee does not meet on a regular basis, and there were no meetings during 2005. Throughout most of 2005, the Executive Committee was composed of Directors Gilliland (Chairman), Martin, Strobel, and Thomas. The committee may exercise all the power and authority of the Board of Directors in the management of the business and affairs of the Corporation, with the exception of such powers and authority as are specifically reserved to the other committees or to the entire Board. Current copies of the Executive Committee charter, administration guidelines and key tasks and processes are available on the governance section of our website.

No Material Proceedings

        On the date of this proxy statement, there were no material proceedings to which any of our directors, executive officers or affiliates, or any owner of record or who is the beneficial owner of more than five percent of our Common Stock (or their associates), is a party adverse to us or any of our subsidiaries, or in which any of them has a material interest adverse to us or any of our subsidiaries.

CORPORATE GOVERNANCE

        We are proud to conduct our business in a way that reflects best practices, as well as the highest standards of legal and ethical conduct. We consider ourselves to be a company of integrity and want to be perceived as such by everyone who comes in contact with us. To that end, the Board of Directors approved a comprehensive system of corporate governance documents that collectively constitute our Corporate Governance Policy. The Corporate Governance Policy describes the principles, policies, processes, and practices followed by the Board, executive officers, and employees in governing the Corporation, and serves as a flexible framework for sound corporate governance. We have described below some parts of our Corporate Governance Policy. The complete Corporate Governance Policy is available on the corporate governance section of our website. In addition, stockholders may request a free copy of the Corporate Governance Policy from:

  Sabre Holdings Corporation
  Attention: Investor Relations
  3150 Sabre Drive
  Southlake, TX 76092
  (682) 605-1000

Guidelines for Communicating with Directors

        Our Guidelines for Communicating with Directors describes the methods by which securities holders and other interested parties may communicate information to the Board and its committees, or to specified independent directors. As part of these guidelines, we provide mechanisms for stockholders and other interested parties to send communications to the entire Board, the Chairman of the Board, the Lead Director, the non-management directors as a group or the chairman of any particular committee. Written communications should be addressed to the appropriate body or director and sent via pre-paid mail or courier to:

  c/o Corporate Secretary
  Sabre Holdings Corporation
  3150 Sabre Drive
  Southlake, Texas 76092
  United States of America

or via e-mail to Corporate.Secretary@sabre-holdings.com. We also provide a confidential, anonymous hotline at 1 (877) 219-3180, which is a toll-free call if placed from within the United

States. The call center is staffed 24 hours a day, 7 days a week. Our process for collecting and organizing security holder communications and determining which communications will be relayed to Board members is administered by the Corporate Secretary, is overseen by the Governance and Nominating Committee, and was approved by all of the independent directors.

Business Ethics Policy

        Our Business Ethics Policy is designed to meet the requirements of the NYSE's listing standards for a code of business conduct and ethics as well as requirements established by the SEC for a code of ethics applicable to financial officers. The policy applies to the Corporation's directors, executive officers, employees, and contractors worldwide. It includes topics such as: conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of company assets, and compliance with laws, rules, and regulations (including insider trading laws).

INFORMATION REGARDING THE COMPENSATION OF DIRECTORS

        The Compensation Committee reviews director compensation every two years and engages an independent compensation consultant to advise it on market data, trends, and recommendations for this review. The committee establishes the compensation for the outside directors based upon this review and advice.

2005 Director Compensation Before Annual Meeting

        Before the 2005 annual meeting, our outside directors (all directors other than Mr. Gilliland) received the following compensation:

  •
  a semi-annual retainer of $20,000 ($40,000 annually) for service on the Board of Directors, and an additional $5,000 semi-annual retainer ($10,000 annually) for each committee chair;

  •
  $2,000 for each day of Board or committee meetings attended in person (but not chaired), and $1,000 for each day of telephonic meetings attended (but not chaired);

  •
  $3,000 for each outside director who chaired a committee meeting for each day that included an in-person meeting, and $2,000 for each day that included a telephonic meeting;3

  •
  stock options4 to purchase 600 shares (up to a maximum of 3,600 per year) of our Common Stock under the Sabre Holdings Corporation Amended and Restated 1996 Long-Term Incentive Plan (the "1996 LTIP") for every regularly scheduled Board meeting attended in person;

  •
  400 deferred stock units5 ("DSUs") (up to a maximum of 2,400 per year) under the 2003 Directors Deferred Compensation and Deferred Stock Unit Plan (the "2003 Directors Plan") for every regularly scheduled Board meeting attended in person; and

  •
  3,000 DSUs under the 2003 Directors Plan and options for 10,000 shares of our Common Stock under the 1996 LTIP upon a new outside director's first election to the Board as a one-time inducement award (the "inducement award").

3
Our Lead Director was compensated in the same manner as a committee chair.

4
The exercise price of the stock options is the fair market value per share on the date of the grant.

5
DSUs: Prior to the 2005 annual meeting, outside directors received 400 DSUs for every regularly scheduled Board meeting attended in person. After the 2005 annual meeting, the number of DSUs granted is determined by dividing the value to be delivered by the average closing price of our Common Stock for the 30-day period preceding the grant date ("30 Day Average Stock Price").

2005 Director Compensation After Annual Meeting

        Since June 1, 2005, our outside directors are compensated in two semi-annual installments that include the following:

  •
  a cash retainer of $37,500 ($75,000 annually);

  •
  $30,000 in DSUs ($60,000 annually) granted under the 2003 Directors Plan;

  •
  $20,000 in stock options6 ($40,000 annually) granted under the Amended and Restated 2005 Long-Term Incentive Plan (the "2005 LTIP"); and

  •
  an additional cash retainer of $7,500 ($15,000 annually) for each committee chair and the Lead Director.

        When a director leaves the Board, we will pay the director an amount in cash equal to the number of his or her accumulated DSUs multiplied by the fair market value, as determined under the 2003 Directors Plan, of our Common Stock on the last day of the month following the month in which the service terminates.

Deferred Director Compensation

        Directors may defer receipt of all or part of their cash fees. The 2003 Directors Plan provides two deferral alternatives. Under one deferral alternative, we will pay interest on the amount deferred using the six-month London Interbank Offered Rate (LIBOR), plus one percent. Under the other deferral alternative, the amount deferred during any calendar month is converted into stock equivalent units ("SEUs"). The number of SEUs is determined by dividing the amount of deferred compensation by the 30 Day Average Stock Price.

        At the end of the applicable deferral period, we will pay to the director an amount in cash equal to the amount accrued in the director's interest deferral account or an amount equal to the number of accumulated SEUs multiplied by the fair market value of our Common Stock on the date of payment, as determined under the 2003 Directors Plan. The deferrals are designed to comply with Section 409A of the Internal Revenue Code.

6
Stock Options: The number of stock options granted is determined by dividing the value to be delivered ($20,000 semi-annually) by the value of the option, determined using a modified Black-Scholes valuation method (a mathematical formula used to value options).

Director Compensation Table

        The following table provides information on 2005 compensation for non-employee directors.

	NON-EMPLOYEE DIRECTOR COMPENSATION TABLE FOR FISCAL 2005
	Stock Options Granted(1)
			DSUs Granted(2)(3)				Committee Chair and Lead Director Fees
Name					Cash Retainer	Meeting Fees
	#	$	#	$				Total Fees(4)
Caldwell	5,965	$50,131	3,869	$82,073	$95,000	$11,000	$20,000	$258,204
Ely	5,965	50,131	3,869	82,073	95,000	9,000	0	236,204
Lindner	5,965	50,131	3,862	81,924	95,000	9,000	0	236,056
Marschel	5,965	50,131	3,869	82,073	95,000	9,000	0	236,204
Martin	5,365	45,193	3,462	73,598	95,000	9,000	20,000	242,791
Strobel	5,965	50,131	3,869	82,073	95,000	10,000	20,000	257,204
Taylor	5,965	50,131	3,862	81,926	95,000	9,000	0	236,057
Thomas	5,365	45,193	3,455	73,452	95,000	9,000	20,000	242,645

(1)
The grant date present values of the stock options are calculated under the modified Black-Scholes model. The actual income, if any, recognized upon exercise of the stock options will depend upon the amount by which the market price of our Common Stock on the date of exercise exceeds the exercise price. Mr. Caldwell, Mr. Ely, Mr. Lindner, Mr. Marschel, Ms. Strobel and Ms. Taylor received a total of 5,965 stock options granted as follows: 600 options on January 31, 2005; 600 options on March 31, 2005; 2,555 options on June 1, 2005 and 2,210 options on December 1, 2005. Mr. Martin and Mr. Thomas received a total of 5,365 stock options granted as follows: 600 options on March 31, 2005; 2,555 options on June 1, 2005 and 2,210 options on December 1, 2005. The assumptions used in the modified Black-Scholes valuation of the options issued on January 31, 2005 were: exercise price—$20.825, stock price volatility—49.8 percent, expected life—4.5 years, interest rate—3.65 percent and dividend yield—1.73 percent. The resulting value for this grant was $8.23 per share. The assumptions used in the modified Black-Scholes valuation of the options issued on March 31, 2005 were: exercise price—$21.65, stock price volatility—49.8 percent, expected life—4.5 years, interest rate—4.15 percent and dividend yield—1.66 percent. The resulting value for this grant was $8.73 per share. The assumptions used in the modified Black-Scholes valuation of the options issued on June 1, 2005 were: exercise price—$19.935, stock price volatility—49.4 percent, expected life—4.5 years, interest rate—3.78 percent and dividend yield—1.81 percent. The resulting value for this grant was $7.81 per share. The assumptions used in the modified Black-Scholes valuation of the options issued on December 1, 2005 were: exercise price—$22.635, stock price volatility—48.4 percent, expected life—4.5 years, interest rate—4.42 percent and dividend yield—1.59 percent. The resulting value for this grant was $9.05 per share.

(2)
The grant date values of the DSUs reflect the market price of our Common Stock on the grant date, multiplied by the number of units granted. The actual income recognized upon the settlement of the DSUs will depend upon the fair market value, as determined under the 2003 Directors Plan, of our Common Stock on the last day of the month following the month in which the director's service terminates. Mr. Caldwell, Mr. Ely, Mr. Lindner, Mr. Marschel, Ms. Strobel and Ms. Taylor received a total of 3,704 DSUs as follows: 400 units on January 31, 2005 valued at $20.825, 400 units on March 31, 2005 valued at $21.650; 1,499 units on June 1, 2005 value at $19.935 and 1,405 units on December 1, 2005 valued at $22.635. Mr. Martin and Mr. Thomas received a total of 3,304 DSUs as follows with the same values noted above: 400 units on March 31, 2005; 1,499 units on June 1, 2005 and 1,405 units on December 1, 2005.

(3)
The grant date values also include the reinvestment of dividends on the DSUs. Mr. Caldwell, Mr. Ely, Mr. Marschel and Ms. Strobel reinvested a total of 165 units each as follows: 35.2 units on February 28, 2005 at a value of $21.300; 38.8 units on May 26, 2005 at a value of $20.315; 49.6 units on August 18, 2005 at a value of $18.690 and 41.5 units on November 29, 2005 at a value of $22.460. Mr. Linder, Mr. Martin and Ms. Taylor reinvested a total of 158 units each as follows at the same values as noted above: 33.5 units on February 28, 2005; 37.0 units on May 26, 2005; 47.6 units on August 18, 2005 and 39.8 units on November 29, 2005. Mr. Thomas reinvested a total of 151 units as follows at the same values as noted above: 31.8 units on February 28, 2005; 35.3 units on May 26, 2005; 45.7 units on August 18, 2005 and 38.2 units on November 29, 2005.

(4)
For non-employee directors, this amount does not include reimbursement of expenses or receipt of certain amenities in connection with attending Board meetings (including expenses related to spouses when they are invited to attend Board events). In 2005, these expenses totaled less than $5,000 for each director.

REPORT OF THE
COMPENSATION COMMITTEE

The Role of the Committee

        The Compensation Committee of the Board of Directors is responsible for approving the compensation arrangements for executive officers of the Corporation and for authorizing all stock-based awards to employees. The committee also evaluates the performance of the CEO and other executive officers against committee-approved goals and objectives when making pay-related decisions.

        This report was prepared by the committee following its January 2006 meeting, at which time the committee determined individual cash bonus awards for the 2005 performance year, approved annual incentive targets and performance measures for the 2006 performance year, and approved salary adjustments and long-term incentive awards for executive officers of the Corporation, and conducted other matters consistent with the Compensation Committee Charter. Those matters were also considered by the committee at its November 2005 meeting.

Committee Charter

        The Board of Directors approved the committee's charter in January 2004. The charter defines the function and scope of the committee by authorizing it to ensure that the Corporation's compensation policies are in the best interests of the Corporation and its stockholders, and that the Corporation's compensation practices adhere to those policies. The charter also provides that the committee shall, among other things, evaluate its own performance on an annual basis, conduct or authorize investigations or studies, and engage independent counsel or advisers as it deems necessary.

        Pursuant to the charter, the committee must be composed of directors who are independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member. Further, the committee must be comprised of directors who are affirmatively determined by the full Board of Directors to be independent under the revised listing standards of the New York Stock Exchange and the Corporation's Director Independence Criteria. See "Information Regarding the Board and Its Committees—Director Independence." The Board has determined that all of the members of the committee qualify as independent under the standards described above.

        Additional information regarding the committee and its policies can be obtained on the governance section of our website.

Compensation Strategy

        The compensation policies and programs of the Corporation are considered by the committee within the context of an integrated total rewards framework considering both "pay"—base salary, annual incentive compensation, and long-term incentive compensation; and "benefits"—severance plans, retirement benefits (including supplemental retirement benefits), and perquisites. This information is presented to the committee through the use of "tally sheets" summarizing the total compensation earned by executive officers, including the accumulated value of long-term incentive awards and company-provided benefits. The committee believes that through this framework it can most effectively support and facilitate the creation of value for investors.

        It is the committee's policy that executive officer pay will be evaluated against the mid-range of competitive practices of relevant comparator groups, including those companies used in comparing relative performance in the performance graph (the "Corporate Performance") on page 48. Actual pay decisions are made following a review and discussion of the performance of the Corporation and consideration of several additional factors, including individual performance, scope of responsibility, prior experience, breadth of knowledge, and internal equity. The committee engages and considers the advice of an independent compensation consultant regarding these matters.

Base Salaries

        Although the committee believes that a substantial portion of each executive officer's total compensation should be "at-risk," the committee seeks to ensure that base salaries are competitive with the mid-range of market practices.

        The base salaries of the CEO and other executive officers of the Corporation are regularly reviewed, and any changes are approved, by the committee. For 2005, the committee approved base salary increases based on its assessment of each individual's value to the Corporation reflected in the individual's knowledge, experience and contribution to the success in achieving the Corporation's objectives and their pay position relative to market. Given these factors, the committee approved increases for the CEO and other executive officers of the Corporation, with increases averaging approximately 6.9 percent.

        At the January 2006 meeting, the committee approved 2006 base salary increases for the CEO and other executive officers of the Corporation, with increases averaging approximately 10.7 percent.

Annual Incentives

        The Corporation maintains an annual incentive compensation program (the "Variable Compensation Program" or "VCP"), which provides for cash awards to be paid based upon attainment of performance goals established at the beginning of the fiscal year. The committee believes the VCP supports the achievement of corporate goals and objectives that are of primary importance during the coming year ("VCP Objectives") and is intended to reward executive officers based on achievement of those VCP Objectives. In this regard, the committee seeks to ensure that a significant portion of each executive officer's total annual cash compensation is linked to the attainment of the VCP Objectives by providing executive officers with annual incentive award opportunities that are competitive with the mid-range of market practices.

        It is the committee's philosophy that, to the extent the Corporation achieves the VCP Objectives, each executive officer's total cash compensation should become increasingly competitive with the market total annual cash compensation levels. In those years in which the VCP Objectives are not fully realized, participants will receive less or no incentive pay.

        Specifically, under the VCP, in 2005 the committee established a "bonus pool" based on the financial performance of the Corporation, determined on the basis of adjusted operating income generated by the operations of the Corporation during the fiscal year. This pool established the maximum award payable to any one of the Named Executive Officers (please refer to page 33 for the definition of "Named Executive Officers") and the maximum aggregate awards payable to the Named Executive Officers as a group. Based on the committee's assessment of performance relative to the pre-established VCP Objectives, the committee determines the percentage of the bonus pool to be awarded to the Named Executive Officers.

        For the 2005 performance year, the bonus pool available for the Named Executive Officers other than the CEO was $2,100,786 (0.69 percent of adjusted operating income). The VCP Objective established to determine awards for fiscal 2005 performance was an adjusted operating income target. The committee also believes that the conditions affecting the travel industry warrant the appropriate use of committee discretion in the determination of VCP awards, which the committee has exercised sparingly.

        In determining individual bonus payments to Named Executive Officers other than the CEO with respect to 2005 performance, the committee considered the absolute performance of each of those individuals based on the achievement of the pre-established VCP Objective, as well as the performance of those individuals and the Corporation as a whole relative to its competitors. Actual amounts paid to the Named Executive Officers other than the CEO from the pool for 2005 performance totaled $1,366,728 or approximately 65% percent of the bonus pool. Amounts paid to each of the Named Executive Officers for 2005 performance are presented in the Executive Compensation Summary Table on Page 33.

        The basic structure and application of the Corporation's VCP will remain unchanged for fiscal 2006. For fiscal 2006, the committee has authorized a bonus pool for the Named Executive Officers other than the CEO that is not to exceed 1.0% percent of adjusted operating income. Notwithstanding the committee's ability to exercise discretion, VCP awards payable to the Named Executive Officers other than the CEO of the Corporation may not exceed this amount.

Long-Term Incentives

        In keeping with the Corporation's desire to provide a total compensation package that favors at-risk components of pay, long-term incentives comprise the largest portion of each executive officer's total pay. The purpose of these incentives is principally to align the interests of these individuals with the interests of the Corporation's stockholders and the Corporation's growth in real value over the long-term. The committee seeks to provide executive officers with long-term incentive award opportunities that are competitive with the mid-range of market practice. In determining individual long-term incentive awards, the committee considers each individual's level of responsibility, prior experience, historical award data, various performance criteria, total potential rewards from other elements of compensation, and the compensation practices of the comparator group companies.

        During 2005, executive officers and key employees of the Corporation received awards of stock options and restricted stock. Although these awards are earned on the basis of continued service to the Corporation rather than on achievement of performance objectives, the committee considered the performance of both the Corporation and the individual when determining the size of these grants.

        For 2006, the committee has revised its long-term incentive grant practices. The new program provides for the following awards:

  •
  Performance share unit awards—represents one-half of the long-term incentive award in terms of number of shares, and will be earned based on the cumulative total shareholder return of the Company relative to that of the S&P 500, measured at various points in time over the next four years. The Committee believes that these awards strongly support the alignment of management and shareholder interests, rewarding participants for strong stock performance.

  •
  Restricted stock awards—represents one-half of the long-term incentive award in terms of number of shares, and will be earned based on continued service with restrictions lapsing twenty-five percent (25%) per year over four years. The decision to retain a portion of long-term incentives in the form of restricted stock reflects the committee's recognition of conditions in the travel industry and the need for some amount of predictability in the value of long-term incentive awards to support retention of executive talent and recognition of prior individual performance.

Executive Benefits

        Executive officers and other executives of the Corporation are eligible for certain benefits that are not available to all employees of the Corporation. These supplemental benefits are offered primarily for the purpose of providing total reward opportunities to executives that are competitive with the mid-range of market practices. Specifically, the supplemental executive benefits programs offered by the Corporation include:

  •
  Severance—The Corporation's subsidiaries maintain executive termination benefit agreements and employment agreements with selected executives which provide the executive with severance payments and benefits in the event the executive's employment is terminated under certain conditions. The level of severance payments and benefits depends on the circumstances in which the termination of employment occurs. The highest level of payments and benefits apply if the termination occurs in connection with or in contemplation of a change in control of the Corporation, with severance payments to our Named Executive Officers ranging from two to three times the executive's base salary and annual bonus. Lesser payments and benefits apply if the termination is not in connection with or in contemplation of a change in control. For a summary of the other terms of these agreements and the benefits that are provided under the various conditions, see "Employment Agreements and Termination of Employment and Change in Control Arrangements" on page 44.

  •
  Deferred compensation—The Corporation's subsidiaries maintain deferred compensation plans under which participants may elect to defer base salary in excess of $110,000 and up to 80% of bonus amounts into deemed investments that closely mirror the funds offered in our 401(k) plan.

  •
  Retirement benefits (including supplemental retirement benefits)—Certain executives and employees of the Corporation's subsidiaries are eligible for benefits under a Supplemental Executive Retirement Plan ("SERP"). The SERP provides additional benefits to individuals whose retirement benefits are affected by the limit on the maximum amount of compensation which may be taken into account under the qualified pension and 401(k) plans and provides additional benefits on annual bonus payments not recognized under the qualified plans. Prior to December 31, 2005, certain executives participated in either a defined benefit SERP, a defined contribution SERP or both. As of December 31, 2005, the defined benefit SERP was "frozen" with no additional benefits accruing past that date. Those impacted by the "freeze", who had participated only in the defined benefit SERP, will participate in the defined contribution SERP in the future.

  •
  Perquisites—The Corporation's subsidiaries also provide certain additional benefits to a limited number of executives of the Corporation. While the purpose of many of these additional programs is to fulfill business needs, such as airline and other club memberships, they are generally considered to be perquisites. Other perquisites include financial planning services, executive physical examinations and subsidized travel privileges available to certain employees on American Airlines ("non-revenue travel"). The value of the perquisites for the Named Executive Officers is included in the "Other Annual Compensation" column of the Executive Compensation Summary Table on page 33.

Copies of the form of ETBA's and other plan documents mentioned above are exhibits to the Corporation's filings with the SEC.

Stock Ownership Requirements

        Our directors and senior executives are encouraged to own a meaningful amount of our Common Stock. Each director is expected to achieve within three years and maintain an equity interest in the Corporation having a value equal to five times his or her annual cash retainer. Our executives above the level of vice president are expected to achieve, including by retaining a significant percentage of net after-tax equity award shares, and maintain thereafter an equity interest in the Corporation having a value equal to the following percentages of base pay: CEO 500%, executive vice presidents 300% and senior vice presidents 150%. A copy of the stock ownership guidelines can be found on the governance section of our website.

Compensation of the Chief Executive Officer

        Sabre Inc. and Mr. Gilliland are parties to an employment agreement dated December 2, 2003. See "Employment Agreements and Termination of Employment and Change in Control Arrangements" on page 44 for more information.

2004 Performance—Pay decisions are made by the committee following a review and discussion of the performance of the Corporation and other factors. In determining Mr. Gilliland's pay arrangements for 2005, the committee considered several indicators of both Mr. Gilliland's individual performance and the performance of the Corporation during 2004, including:

  •
  Significant earnings improvement due to cost management throughout the Company and a turnaround in the profitability of the Company's Travelocity business;

  •
  Acceleration of Travelocity revenue growth;

  •
  Gains in market share of both the Company's Travel Network and Travelocity businesses; and

  •
  Share price performance of the Company relative to that of competitors (including reinvestment of dividends)

  •
  Sabre: 3.9%

  •
  Peer Group (as defined on page 48): 3.3%

  •
  New Peer Group (as defined on page 48): 2.1%

        Based on the foregoing, in January 2005 the committee approved a 2005 base salary of $750,000, a 2005 target VCP opportunity equal to 100% of his base salary (not to exceed 0.47% of 2005 adjusted operating income or $1,439,051), and awards of 75,000 stock options and 125,000 restricted shares.

2005 Performance—In determining Mr. Gilliland's VCP award for 2005 performance and pay arrangements for 2006, the committee considered several indicators of both Mr. Gilliland's individual performance and the performance of the Corporation during 2005, including:

  •
  Revenue and earnings performance of the Company relative to both the Company's 2005 business plan and market EPS expectations;

  •
  Continued market share gains in both the Company's Travel Network and Travelocity businesses;

  •
  Improvements in the Company's customer satisfaction survey ratings; and

  •
  Share price performance of the Company relative to that of competitors (including reinvestment of dividends)

  •
  Sabre: 10.6%

  •
  Peer Group: 3.4%

  •
  New Peer Group: 2.5%

        Based on the foregoing, the committee approved a 2005 VCP award of $900,000 for Mr. Gilliland and the following with respect to his 2006 compensation:

  •
  Base salary of $800,000

  •
  Target VCP opportunity equal to 150% of his base salary (not to exceed 0.56% of 2006 adjusted operating income or $2,400,000)

  •
  The award of 100,000 restricted shares and 100,000 performance share units

        Mr. Gilliland participates in the VCP and receives long-term incentive awards under the same terms as the other executive officers of the Corporation, detailed above.

        In addition, based on his past service and his position, Mr. Gilliland participates in certain executive benefits programs and is eligible for certain perquisites, including financial planning services, an executive physical, and non-revenue travel. Mr. Gilliland is also eligible to receive benefits under the terms of the SERP, although he will not receive additional benefit accruals under the defined benefit SERP as a result of the plan freeze effective December 31, 2005.

Total Compensation Summary

        The following table summarizes the value of the total annual compensation provided to the Named Executive Officers during the fiscal year ended December 31, 2005.

	Cash & Miscellaneous Compensation				Value of Fiscal 2005 Long-term Incentive Awards
		VCP Earned in Fiscal 2005(1)	Retention Bonus Received in 2005(1)
	Base Salary(1)			Other(2)	Restricted Stock(1)	Stock Options(3)	2005 Total Compensation(4)
M.S. Gilliland	$739,500	$900,000	$540,000	$149,622	$2,616,250	$620,250	$5,565,622
J.M. Jackson	424,000	405,132	585,000	29,313	837,200	152,168	2,432,813
M.A. Peluso	369,231	373,348	240,000	60,494	837,200	152,168	2,032,441
T. Klein	370,269	293,660	295,000	49,101	837,200	152,168	1,997,399
D.A. Schwarte	334,000	294,588	465,000	42,217	544,180	98,909	1,778,894

(1)
Amounts are described in detail in the table and footnotes to Executive Compensation Summary Table on page 33.

(2)
Amount is the sum of the "Other Annual Compensation" and "All Other Compensation" columns of the Executive Compensation Summary Table on page 33. The footnotes to this table describe these amounts in detail.

(3)
Amount is the modified Black-Scholes value of stock options granted during 2005, described in more detail in the table and footnotes to Stock Options Granted on page 38.

(4)
This column is a sum of the columns to the left and does not include the potential value of retirement benefits.

Compliance with Section 162(m)

        Section 162(m) of the Internal Revenue Code ("Code") imposes a $1 million limit on the tax-deductibility of compensation paid to certain executive officers of the Corporation. Exceptions are provided for compensation that is "performance-based" and paid pursuant to a plan meeting certain requirements of the Code.

        The committee has carefully considered the implications of Code Section 162(m). The committee believes tax deductibility of compensation is an important consideration. Accordingly, the committee, where possible and considered appropriate, strives to preserve corporate tax deductions, including the deductibility of compensation to Named Executive Officers. Compensation paid to executive officers pursuant to the VCP and in the form of stock option and stock-based performance awards generally meet the requirements for tax-deductibility as performance-based compensation.

        The committee also reserves flexibility, where appropriate, to approve compensation arrangements that may not be tax deductible to the Corporation. The committee will continue to review the Corporation's executive compensation practices to determine if other elements of executive compensation constitute "qualified performance-based compensation" under the Code.

Submitted by the Compensation Committee:

Pamela B. Strobel (Chairman)
Royce S. Caldwell
Paul C. Ely, Jr.
Richard G. Lindner
Glenn W. Marschel, Jr.
Bob L. Martin
Mary Alice Taylor
Richard L. Thomas

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee serves an independent oversight role by consulting with and providing guidance to management and the external auditors on matters such as accounting, audits, compliance, controls, disclosure, finance and risk management. The Board of Directors has affirmatively determined that all Audit Committee members are independent and financially literate. Three members of the Audit Committee also qualify as audit committee financial experts. The Board of Directors has designated the Chairman of the Audit Committee, Richard L. Thomas, as an audit committee financial expert under the SEC's guidelines. Mr. Richard Lindner, Chairman-designate of the Audit Committee, has also been designated as an audit committee financial expert under the SEC's guidelines.

        The Audit Committee's purposes and responsibilities are described in its charter, available on the corporate governance section of the Corporation's website. They include overseeing the integrity of the Corporation's financial statements and financial reporting processes, overseeing compliance with legal and regulatory requirements, reviewing the external auditors' qualifications and independence (including auditor rotation), and reviewing the performance of the Corporation's internal audit function. The Audit Committee members do not act as accountants or auditors for the Corporation. Management is responsible for the Corporation's financial statements and the financial reporting process, including the implementation and maintenance of effective internal control over financial reporting and for the assessment of, and reporting on, the effectiveness of internal control over financial reporting. The external auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States and for expressing an opinion on management's assessment of the effectiveness of internal control over financial reporting and on the effectiveness of the Corporation's internal control over financial reporting.

        In this context, the Audit Committee has reviewed and discussed, with management and the external auditors, the Corporation's audited financial statements for the year ended December 31, 2005, and reports on the effectiveness of internal control over financial reporting as of December 31, 2005. The Audit Committee has discussed with the external auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, Communication with Audit Committees, as amended by SAS 90. In addition, the Audit Committee has received from the external auditors the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with them their independence from the Corporation and its management. The Audit Committee has considered whether the external auditors' provision of non-audit services to the Corporation is compatible with the auditors' independence.

        Following the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Richard L. Thomas (Chairman)
Royce S. Caldwell
Paul C. Ely, Jr.
Richard G. Lindner
Glenn W. Marschel, Jr.
Bob L. Martin
Pamela B. Strobel
Mary Alice Taylor

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE

The following table sets forth information concerning compensation paid or accrued by us during the past three fiscal years to our Chief Executive Officer and our next four most highly compensated executive officers (with our CEO we call them our "Named Executive Officers").

Long-Term Compensation Awards
Annual Compensation
Name & Principal Position					Restricted Stock Awards (3)
	Year	Salary	Bonus (1)	Other Annual Compensation(2)		Securities Underlying Options/SARs	All Other Compensation(4)
M. S. Gilliland	2005 2004 2003	$739,500 658,308 377,500	$1,440,000 1,150,000 137,000	$40,976 34,036 26,470	$2,616,250 1,445,175 731,671	75,000 — 155,000	$108,646 45,730 30,734

J.M. Jackson	2005 2004 2003	424,000 421,385 390,000	990,132 404,277 196,560	29,313 34,289 28,004	837,200 858,400 746,599	18,400 20,000 30,000	0 0 0

M.A. Peluso	2005 2004 2003	369,231 325,000 241,827	613,348 289,125 198,021	22,639 20,272 0	837,200 428,200 182,000	18,400 — 38,000	37,855 18,688 13,905

T. Klein	2005 2004 2003	370,269 331,000 293,846	588,660 175,468 138,842	17,721 14,345 21,895	837,200 677,900 430,313	18,400 15,000 15,000	31,380 27,016 23,394

D.A. Schwarte	2005 2004 2003	334,000 332,154 307,692	759,588 298,939 162,461	5,823 6,165 12,442	544,180 557,960 706,791	11,960 15,000 30,000	36,394 28,441 25,110

M.S. Gilliland	= Michael S. Gilliland, Chairman, President and Chief Executive Officer
J.M. Jackson	= Jeffery M. Jackson, Executive Vice President, Chief Financial Officer, and Treasurer
M.A. Peluso	= Michelle A. Peluso, Executive Vice President and President and CEO, Travelocity
T. Klein	= Thomas Klein, Executive Vice President and Group President, Sabre Travel Network and Sabre Airline Solutions
D.A. Schwarte	= David A. Schwarte, Executive Vice President and General Counsel

(1)
During 2005, Mr. Gilliland, Mr. Jackson, Ms. Peluso, Mr. Klein, and Mr. Schwarte received annual bonuses in the following amounts, respectively: $900,000, $405,132, $373,348, $293,660, and $294,588. Each of the executives was also paid a retention bonus in 2005 which was awarded in 2003 and was subject to the executive's continued employment with us for a two year period. Mr. Gilliland, Mr. Jackson, Ms. Peluso, Mr. Klein, and Mr. Schwarte

  received retention bonuses in the following amounts, respectively: $540,000, $585,000, $240,000, $295,000, and $465,000.

(2)
During the years 2003 to 2005, we provided benefits and perquisites to selected individuals as described below:

  Description and valuation of benefits reflected in the table:

  Non-revenue travel:    Our portion of the cost of employee non-revenue travel (flight privileges on American Airlines that are available to approximately 2,477 of our employees).

  Financial and estate planning allowances:    We provide an annual financial planning allowance for selected senior executives. This allowance was capped at $7,050 for 2003 and 2004 and $7,300 for 2005. We also provide periodic estate planning services. We value these items at the actual charges we incur for the services.

  Executive physical:    The program includes medical examination procedures normally considered to be part of an annual physical. Additional procedures or follow-ups are subject to the executive's regular medical plan. We value this item at the actual charges we incur for the services.

  Country club membership:    We value this item based on the portion of the incremental cost to us that is attributable to the executive's non-business use.

  Corporate aircraft usage:    Personal and business-related use of our leased aircraft have been eliminated. For 2005, we valued this item based on our aggregate incremental cost, calculated based on a per hour charge from the leasing company, fuel costs, federal excise taxes and segment fees, but we exclude fixed costs that do not change based on usage, such as management fees and the cost of maintenance not related to the personal trips. The values for all three years shown in the table were calculated using the aggregate incremental cost approach.

  Automobile allowance:    For 2003, we provided an automobile allowance of up to $9,000 to certain executives.

  Miscellaneous perquisites:    Participation in certain activities and receipt of certain amenities in connection with attending Board meetings (including expenses related to spouses when they are invited to attend Board events).

  Specific Benefits and Perquisites for our Named Executive Officers:

  Mr. Gilliland:    For 2005, Mr. Gilliland had other annual compensation of $40,976 comprised of $17,336 for non-revenue travel, $1,469 for an executive physical, $3,572 for country club membership, $16,393 for corporate aircraft usage and $2,205 for miscellaneous benefits. For 2004, Mr. Gilliland had other annual compensation of $34,036 comprised of $14,532 for non-revenue travel, $1,436 for an executive physical and $18,068 for corporate aircraft usage. For 2003, Mr. Gilliland had other annual compensation of $26,470 comprised of $15,846 for non-revenue travel, $1,624 for an executive physical and $9,000 for an automobile allowance.

  Mr. Jackson:    For 2005, Mr. Jackson had other annual compensation of $29,313 comprised of $10,097 for non-revenue travel, $7,300 for financial planning, $2,192 for an executive physical, $7,889 for country club membership and $1,835 for miscellaneous benefits. For 2004, Mr. Jackson had other annual compensation of $34,289 comprised of $9,545 for non-revenue travel, $2,930 for financial planning, $6,008 for estate planning, $7,292 for country club membership and $8,514 for corporate aircraft usage. For 2003, Mr. Jackson had other annual compensation of $28,004 comprised of $7,968 for non-revenue travel, $2,731 for financial planning, $1,505 for an executive physical, $6,800 for country club membership and $9,000 for an automobile allowance.

  Ms. Peluso:    For 2005, Ms. Peluso had other annual compensation of $22,639 comprised of $7,300 for financial planning, $2,202 for estate planning, $1,503 for an executive physical, $10,622 for corporate housing (we lease an apartment and allocate a portion of the lease costs and other incidental costs to Ms. Peluso) and $1,012 for miscellaneous benefits. For 2004, Ms. Peluso had other annual compensation of $20,272 comprised of $7,050 for financial planning, $1,538 for an executive physical and $11,684 for corporate housing. For 2003, Ms. Peluso had no other annual compensation.

  Mr. Klein:    For 2005, Mr. Klein had other annual compensation of $17,721 comprised of $5,876 for non-revenue travel, $7,300 for financial planning, $1,580 for an executive physical, $398 for country club membership and $2,567 for miscellaneous benefits. For 2004, Mr. Klein had other annual compensation of $14,345 comprised of $5,018 for non-revenue travel, $7,050 for financial planning, $1,893 for an executive physical and $384 for country club membership. For 2003, Mr. Klein had other annual compensation of $21,895 comprised of $3,668 for non-revenue travel, $7,050 for financial planning, $1,588 for an executive physical, $589 for country club membership and $9,000 for an automobile allowance.

  Mr. Schwarte:    For 2005, Mr. Schwarte had other annual compensation of $5,823 comprised of $1,467 for an executive physical, $3,689 for country club membership and $667 for miscellaneous benefits. For 2004, Mr. Schwarte had other annual compensation of $6,165 comprised of $2,221 for an executive physical, $3,546 for country club membership and $397 for a commercial airline ticket. For 2003, Mr. Schwarte had other annual compensation of $12,442 comprised of $3,442 for country club membership and $9,000 for an automobile allowance.

(3)
Amounts reflect the dollar value of restricted stock awards made during the fiscal year, calculated by multiplying the closing market price of our Common Stock on the date of grant by the number of shares awarded.

  The following table sets forth the aggregate restricted shares held and the aggregate market value of those shares on December 31, 2005:

Restricted Stock: Total Shares and Value

Name	Total Number of Restricted Shares(A)	Aggregate Market Value of Restricted Shares(B)
M.S. Gilliland	195,670	$4,717,604
J.M. Jackson	90,454	$2,180,846
M.A. Peluso	62,549	$1,508,056
T. Klein	74,088	$1,786,262
D.A. Schwarte	64,863	$1,563,847

  (A)
  Restricted shares are shares of our Common Stock that are subject to restrictions on transfer until vesting and that are subject to forfeiture under certain circumstances if the employee terminates employment with us before the shares are vested.

  •
  2003 Grants.    Mr. Gilliland, Mr. Jackson, Ms. Peluso, Mr. Klein and Mr. Schwarte hold 20,045, 20,454, 5,049, 11,588 and 19,363 restricted shares, respectively, that were granted in 2003 and will vest in two equal installments in 2006 and 2007.

  •
  2004 Grants.    Mr. Gilliland, Mr. Jackson, Ms. Peluso, Mr. Klein and Mr. Schwarte hold 50,625, 30,000, 7,500, 22,500 and 19,500 restricted shares, respectively, that were granted in 2004 and will vest in three equal installments from 2006 through 2008. Additionally, Ms. Peluso also holds 10,000 restricted shares that were granted in 2004 and will vest 6,000 shares in 2006 and 4,000 shares in 2007.

  •
  2005 Grants.    Mr. Gilliland, Mr. Jackson, Ms. Peluso, Mr. Klein and Mr. Schwarte hold 125,000, 40,000, 40,000, 40,000 and 26,000 restricted shares, respectively, that were granted in 2005 and will vest in four equal installments from 2006 to 2009.

    Included in this table are dividends on restricted shares for the first, second and third quarters of 2003, which were reinvested into additional restricted shares. The additional restricted shares received as dividends follow the same vesting schedule as the original grants. Beginning with the 4th quarter 2003, dividends were paid in cash and are not reflected. For 2005, Mr. Gilliland, Mr. Jackson, Ms. Peluso, Mr. Klein and Mr. Schwarte received $74,076, $37,107, $23,972, $28,939 and $26,531 in total cash dividends on restricted stock.

  (B)
  Based on the closing price of $24.11 for our Common Stock on the NYSE on December 30, 2005, the last trading day of 2005.

(4)
For 2005, amounts include employer basic and matching contributions under our 401(k) plan, and employer contributions to a Supplemental Executive Retirement Plan ("SERP") that provides contribution accruals to certain executives and employees who earned compensation in excess of qualified plan limits ($210,000 for 2005). Employer basic and matching contributions under the 401(k) plan for 2005 were $12,075 for each of Mr. Gilliland, Ms. Peluso, Mr. Klein and Mr. Schwarte, respectively. Employer contributions under the SERP for 2005 were $96,571, $25,780, $19,305 and $24,319 for Mr. Gilliland, Ms. Peluso, Mr. Klein and Mr. Schwarte, respectively.

STOCK OPTIONS GRANTED

        The following table sets forth information concerning stock options we granted during 2005 to our Named Executive Officers.

Options/SARs Grants in Last Fiscal Year
Individual Grants
Name	Number of Securities Underlying Options Granted (Shares)(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date	Grant Date Present Value(2)
M.S. Gilliland	75,000	2.59	$20.92	2/7/2015	$620,250
J.M. Jackson	18,400	0.64	20.92	2/7/2015	152,168
M.A. Peluso	18,400	0.64	20.92	2/7/2015	152,168
T. Klein	18,400	0.64	20.92	2/7/2015	152,168
D.A. Schwarte	11,960	0.41	20.92	2/7/2015	98,909

(1)
Options have a term of ten years and have an exercise price equal to the average of the high and low prices of our Common Stock on the NYSE on the date of the grant. Twenty-five percent of the shares underlying the options granted February 7, 2005 vest after one year and 6.25% vest quarterly thereafter.

(2)
The grant date present values of the stock options are calculated under a modified Black-Scholes model, which is a mathematical formula for valuing options. The actual income, if any, which an executive recognizes when exercising stock options, will depend on how much the market price of our Common Stock exceeds the option exercise price. The assumptions used to value the options that expire on February 7, 2015, were: exercise price $20.92; stock price volatility 49.8 percent, expected life 4.5 years, interest rate 3.64 percent, and dividend yield 1.72 percent. The resulting value for this grant was $8.27 per share.

STOCK OPTION EXERCISES AND
DECEMBER 31, 2005 STOCK OPTION VALUE

        The following table sets forth certain information concerning stock options exercised during 2005 by our Named Executive Officers and the number and value of their unexercised in-the-money stock options on December 31, 2005.

	Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Options/SAR Value
			Number of Securities Underlying Unexercised Options/SARs at FY-End (Shares)
					Value of Securities Unexercised In-the-Money Options/SARs at FY-End(1)
	Shares Acquired on Exercise (Shares)
Names		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
M.S. Gilliland	0	$0	285,182	151,250	$338,731	$508,719
J.M. Jackson	0	0	341,695	43,400	132,181	131,251
M.A. Peluso	0	0	57,600	37,840	90,393	122,270
T. Klein	0	0	96,358	34,026	71,203	99,623
D.A. Schwarte	0	0	204,374	32,586	127,958	105,827

(1)
The year-end value of exercisable and unexercisable options represents the fair market value of $24.02 for our Common Stock on the NYSE on December 30, 2005, the last trading day of 2005, less the exercise price of the options. The actual income, if any, which an executive recognizes when exercising stock options, will depend on how much the market price of our Common Stock exceeds the option exercise price, and so it may be higher or lower than the values shown in this table.

LONG-TERM INCENTIVE PLANS—AWARDS IN THE LAST FISCAL YEAR

        Under the 2005 LTIP, performance shares may be awarded to executive officers and other key employees, including the Named Executive Officers. No performance shares were awarded during 2005 to the Named Executive Officers.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth certain information regarding securities authorized for issuance under Sabre Holdings' equity compensation plans as of December 31, 2005.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)(2)	Weighted-average exercise price of outstanding options, warrants and rights(1)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a))(1)
	(a)	(b)	(c)
Equity compensation plans approved by security holders:	9,998,698	$29.06	13,667,113	(3)
Equity compensation plans not approved by security holders:(4)	5,578,857	$30.90	1,052,110

Total	15,577,555	$29.43	14,719,223

(1)
Excludes 1,412,505 shares of Common Stock to be issued upon the exercise of outstanding options and SARs under the following assumed plans: GetThere.com, Inc. 1996 Stock Incentive Plan and GetThere.com, Inc. 1999 Stock Incentive Plan (together, known as the "GetThere Plans"), and Travelocity.com LP 1999 Long-Term Incentive Plan, Travelocity.com LP Second Amended 1999 Long-Term Incentive Plan, Travelocity Holdings, Inc. Amended 1999 Long-Term Incentive Plan, and Preview Travel, Inc. 1997 Stock Option Plan (together, known as the "Travelocity Plans"). In connection with our acquisition of GetThere.com, Inc. and buy-in of Travelocity.com Inc., we assumed these plans and converted all outstanding stock options under those plans into stock options for our Common Stock. The converted stock options are subject to the terms and conditions of the assumed plans. No future grants will be made under these assumed plans. The number of securities to be issued upon exercise of outstanding options and SARs for assumed plans is as follows: GetThere Plans 239,028, Travelocity Plans 1,173,477. The weighted average exercise price of outstanding options and SARs for assumed plans is as follows: GetThere Plans $22.84, Travelocity Plans $40.40.

(2)
Excludes shares purchased under the Sabre Holdings Corporation Employee Stock Purchase Plan (the "ESPP"). The ESPP allows eligible employees to purchase shares of Common Stock at a discount of the market price. The discount was 5 percent in 2005 and 15 percent in

  2004, 2003, and 2002. We have reserved 4,000,000 shares of Common Stock to issue under the ESPP. Approximately 34,074, 380,000, 480,000, and 251,000 shares were issued under the ESPP during 2005, 2004, 2003, and 2002 respectively. 2,121,065 shares remained available for future ESPP purchases as of December 31, 2005 (included in column c).

(3)
Includes 11,546,048 shares remaining available under the 2005 LTIP and 2,121,065 shares remaining available under the ESPP. Shares remaining available under the 2005 LTIP may be issued on the exercise of stock options, stock appreciation rights and stock purchase rights, and may be granted as awards of restricted stock, deferred stock, performance shares, and other stock-based awards (up to 4,977,700 shares remain available for grant under the 2005 LTIP in the form of restricted stock, deferred stock, performance shares and other stock-based awards).

(4)
Equity compensation plans not approved by security holders include our 2000 Stock Option Plan and 1996 Directors' Stock Incentive Plan, each as described below.

        2000 Stock Option Plan.    We established the 2000 Stock Option Plan to attract, retain, and reward employees with stock options or stock appreciation rights. The total number of shares of Common Stock authorized for distribution under the 2000 Stock Option Plan is 7,000,000 shares, of which 5,506,173 are subject to outstanding options (at a weighted average exercise price of $30.15), and 1,052,110 remain available for future grants. The exercise price of awards granted under the plan may not be less than fair market value of Common Stock on the date of grant, and no award may be exercisable more than ten years after the date of grant. Options granted prior to December 1, 2000, were subject to three-year cliff vesting. Options granted on or after December 1, 2000, vest 25 percent one year from the date of grant and 6.25 percent quarterly thereafter. Generally, grants made prior to December 2001 are exercisable for ten years from the date of grant and grants made during or after December 2001 are exercisable for five years from the date of grant. Since March 2005, the plan no longer is replenished by shares withheld or surrendered to settle the exercise price or the tax for awards.

        1996 Directors Stock Incentive Plan.    The 1996 Directors Stock Incentive Plan, under which grants were made until 1999, provided for annual awards of options to purchase shares of Common Stock to non-employee directors. As of December 31, 2005, there were 72,684 options outstanding under the plan at a weighted average exercise price of $25.20. The options have an exercise price equal to the fair market value of our Common Stock on the date of grant and vested over a five-year period. Each option expires on the earlier of (i) the date the non-employee director ceases to be a director for any reason other than death, disability, or retirement, or (ii) three years from the date the non-employee director ceases to be a director due to death, disability, or retirement.

RETIREMENT PLANS

        The Sabre Inc. 401(k) Savings Plan (the "401(k) Plan") is a defined contribution plan qualified under the Code. Substantially all eligible employees of Sabre Inc. under the age of 40 on December 31, 1996 began participating in the 401(k) Plan when it was established January 1, 1997. Eligible employees hired after 1996 also may participate in the 401(k) Plan. From 1997 through 2005, Sabre Inc. contributed to the 401(k) Plan 2.75% of each participating employee's base pay and matched 50% of pre-tax contributions up to 6% of the participating employee's eligible base pay, for a combined maximum Sabre Inc. contribution of 5.75% of base pay, subject to IRS limits. Beginning in 2006, Sabre Inc. discontinued the 2.75% contribution and instead matches 100% of each participating employee's pre-tax contributions up to 6% percent of eligible base pay, subject to IRS limits. Employees immediately vest in their own contributions and the matching contributions, but vest in the 2.75% Sabre Inc. contributions over three years.

        The Sabre Inc. Legacy Pension Plan (the "LPP") is a defined benefit pension plan qualified under the Code. Benefits provided by the LPP to retirees of Sabre Inc. are based on years of credited service and the employee's base pay for the highest consecutive five years of the ten years preceding retirement. Employees who were active participants in a similar plan sponsored by American Airlines, Inc. (the "American Plan") and age 40 or over on December 31, 1996 could elect to receive company contributions in the 401(k) Plan or to continue accruing benefits under the LPP for credited service and compensation. Employees who were active participants in the American Plan and were under age 40 on December 31, 1996 continued to accrue benefits under the LPP for future compensation only.

        Effective December 31, 2005, Sabre Inc. discontinued accruing benefits under the LPP for future compensation and credited service. LPP participants who were accruing credited service through 2005 became eligible in 2006 to receive 401(k) Plan company matching contributions and corresponding supplemental 401(k) benefits, if eligible, under the SERP (described below).

        The LPP assumed the obligation for benefits earned before 1997 by eligible employees under the American Plan, except benefits earned by employees of Sabre Inc. meeting specified criteria ("Dual Retirees"). Dual Retirees could elect to remain in the American Plan for service through December 31, 1996. The LPP benefits include credit for the years of service the employee had under the American Plan when he or she transferred to Sabre Inc. before March 16, 2000. The American Plan retains the obligation for benefits earned by Dual Retirees who elected to remain in the American Plan for their service through December 31, 1996. Dual Retirees accrued LPP benefits for credited service and increases in compensation levels after December 31, 1996 through December 31, 2005. We have not been affiliated with American Airlines, Inc. or AMR Corporation since March 15, 2000.

        Certain executive officers and employees of Sabre Inc. are eligible for additional retirement benefits under the SERP. The SERP provides amounts to which participants would be entitled as Sabre Inc. contributions under the 401(k) Plan but for Code limits on the maximum compensation eligible under the 401(k) Plan ($210,000 for 2005). The SERP also provides benefits to which participants would be entitled under the LPP but for the Employee Retirement Income Security Act of 1974 ("ERISA") and Code limits on the maximum annual benefit under the LPP ($170,000 for 2005) and on the maximum compensation eligible under LPP ($210,000 for 2005).

        After 2005, a participant's accrued benefit under the LPP and any corresponding SERP benefit will not increase due to future compensation or additional years of service. As a result, the Named Executive Officers will have the following years of credited service for the purpose of computing the benefits payable under the LPP and the SERP: Mr. Gilliland 17.0; Mr. Jackson 20.5; Ms. Peluso 0; Mr. Klein 7.5; Mr. Schwarte 0. Assuming continued employment by Sabre Inc. until retirement at age 62, the estimated annual benefit under the LPP and SERP (payable as a straight life annuity at age 62) for the eligible Named Executive Officers are: Mr. Gilliland $199,000; Mr. Jackson $247,000; and Mr. Klein $44,000. These estimated benefits reflect any reduction for Social Security benefits and the life annuity amount that is actuarially equivalent to account balances due to employer contributions under the 401(k) plan and SERP, where applicable. Because of their dates of hire, Ms. Peluso and Mr. Schwarte are not eligible for the LPP or corresponding SERP benefit. Although the accrued benefits under the LPP and corresponding SERP will not increase after December 31, 2005, the participant's age and years of service will continue to be credited toward vesting and meeting eligibility to commence LPP and SERP early retirement benefits prior to normal retirement age 65.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND
CHANGE IN CONTROL ARRANGEMENTS

Executive Change in Control Termination Benefits Agreements

        Sabre Inc. has executive termination benefits agreements with certain senior executives, including our Named Executive Officers, each for a term of three years with automatic three year extensions unless expressly not renewed at least 180 days before the renewal date. The benefits are payable under these agreements (i) if we terminate the executive's employment without cause during the 180 days before or 24 months after a change in control, or (ii) if the executive resigns for good reason during the first 24 months after a change in control (as such terms are defined in the agreements). In addition, the agreements for Messrs. Gilliland, Jackson and Schwarte provide benefits if the executive resigns for any reason during the 30-day period beginning one year after a change in control. If the executive's employment is terminated for cause, or as a consequence of death, disability, or retirement, the agreements do not provide any termination benefits.

        Upon a termination in connection with a change in control as described above (including a resignation during the 30-day post-change-in-control window period described above for Messrs. Gilliland, Jackson and Schwarte), the executive will receive the following payments and benefits:

  •
  a lump sum payment of a multiple6 of the executive's base salary plus annual bonus7;

6
The multiple is 300% for Messrs. Gilliland, Jackson and Schwarte and 200% for the other Named Executive Officers.

7
The annual bonus is the greater of: (a) the highest annual bonus awarded to the executive for any 12 consecutive months in the last 3 fiscal years before the termination date for Messrs. Gilliland, Jackson and Schwarte, or in the last 2 fiscal years before the termination date for the other Named Executive Officers, or (b) the highest target bonus rate applicable to the executive during the last 3 fiscal years for Messrs. Gilliland, Jackson and Schwarte, and during the last 2 fiscal years in the case of the other Named Executive Officers, multiplied by his or her base salary for the current year.

•
a lump sum payment for the executive to purchase travel, accident, major medical, dental and vision insurance for himself or herself and dependents (the payment amount will be determined by multiplying (i) our annual cost of providing such insurance by (ii) the "Continuation Period" which is a period of time in years equal to the base and bonus multiple received by the executive);

•
benefits under our Supplemental Executive Retirement Plan will continue;

•
reimbursement of relocation expenses, if the executive moves his or her residence more than fifty miles to pursue other business or employment opportunities within the

    Continuation Period and if the relocation expenses are not reimbursed by another employer;

  •
  executive outplacement services if requested by the executive within the Continuation Period;

  •
  life insurance coverage for the Continuation Period equivalent to the coverage in effect before the change in control;

  •
  a lump sum payment equal to our cost of continuing for the term of the Continuation Period certain perquisites (financial planning, annual executive physical, and country club membership, but excluding travel privileges) for the term of the Continuation Period;

  •
  for Mr. Gilliland and Mr. Jackson, air travel privileges through June 2008 at least as favorable as the non-revenue privileges in effect before the change in control;

  •
  all stock options held by the executive will become exercisable immediately; and

  •
  deferred and restricted stock held by the executive will immediately vest.

        If, following a change in control, any of the Named Executive Officers had been terminated by us on December 31, 2005 for any reason other than for cause, death or disability, or if he or she had resigned for good reason, he or she would have been entitled to a lump sum severance payment under this agreement as follows: Mr. Gilliland $5,700,000, Mr. Jackson $2,487,396, Ms. Peluso $1,496,696, Mr. Klein $1,337,320, and Mr. Schwarte $1,898,817. In addition, all stock options, deferred stock and restricted stock then held by the executive would vest immediately and the executive would be entitled to the other benefits listed above, the value of which is not included in these totals. This benefit was not payable.

        If payments or benefits to an executive would be subject to the 20% excise tax imposed by Section 4999 of the Code (which could occur if the total present value of such payments and benefits are at least three times the executive's average taxable compensation over the last five years), then we will pay the executive a gross-up payment that would cover such excise tax and all income, excise and employment taxes payable with respect to such gross-up payment. Depending on the executive's federal and state marginal income tax rates, such gross-up payment could be in the range of 2.5 times the amount of the 20 percent excise tax.

        Each executive officer has agreed in his or her executive termination benefits agreement not to disclose confidential information at any time and not to solicit our employees for a period of two years, or the length of the Continuation Period, whichever is longer, following the termination of his or her employment.

Involuntary Termination Benefits Not in Connection with a Change in Control

        Sabre Inc. has agreements providing market-based involuntary termination benefits for certain senior executives, including our Named Executive Officers other than Mr. Gilliland and Ms. Peluso. Each involuntary termination agreement is for a term of two years, and will continue indefinitely thereafter unless we provide at least six months advance notice of non-renewal. Under these agreements, if we terminate the executive's employment other than for cause and other than for non-performance, then subject to the executive signing a general release, the executive will receive a multiple of annual base salary and target annual bonus for the year of termination (the applicable multiple is 100% for Messrs. Jackson and Schwarte, and 200% for Mr. Klein). Sabre Inc. will make these payments in installments over one year for Messrs. Jackson and Schwarte and over two years for Mr. Klein. If the executive is involuntarily terminated after the incentive plan year ends, but before the payout date, he will also be eligible to receive his prior year's annual bonus at the funded level. The agreements also provide for subsidized COBRA medical benefits at active employee rates for 52 weeks. If an executive is party to an executive change-in-control termination benefits agreement, as described above, that agreement will govern his or her termination in connection with a change in control.

Employment Agreements

        Sabre Inc. has an employment agreement with Mr. Gilliland and Travelocity.com LP has an employment agreement with Ms. Peluso, each effective December 1, 2003. The term of the employment agreements is indefinite and either the executive or our Board of Directors may terminate the employment agreement at any time, for any reason or no reason. Mr. Gilliland's and Ms. Peluso's employment agreements provide base salaries subject to annual review. Additionally, the employment agreements provide that Mr. Gilliland and Ms. Peluso are eligible to participate in our annual bonus program. The Executive Compensation Summary Table on page 33 of this Proxy Statement shows Mr. Gilliland's and Ms. Peluso's salaries and annual bonuses for each of the past three years.

        Pursuant to the employment agreements, if the Board of Directors terminates the executive's employment for any reason other than cause, death or disability, and other than in connection with a change in control, Mr. Gilliland and Ms. Peluso would receive severance payments in an amount equal to two times the sum of his or her base salary and target annual bonus in effect at the time of termination. The Corporation may elect to make these payments in a lump sum at termination or installments over a two year period. In addition, any stock options and restricted stock awarded to the executive after the date of the employment agreement that have not yet vested as of the employment termination date and that would have otherwise vested within 90 days after the termination date will become immediately vested on the termination date and any such options will remain exercisable for a period of 90 days thereafter. In the event that Mr. Gilliland's or Ms. Peluso's employment terminates by reason of death or disability, the agreements provide that the terms and conditions relating to his or her equity awards will be governed by the applicable award agreement and the 1996 LTIP.

        Each executive has agreed in his or her employment agreement not to compete with us, and not to solicit or recruit our employees or suppliers, for a period of two years following the termination of his or her employment.

CORPORATE PERFORMANCE

        The following graph compares the yearly percentage change in the cumulative total return on our Common Stock with the cumulative total stockholder return of the Standard & Poor's 500 Stock Index and of two indices of peer companies selected by the Corporation, over the period from December 31, 2000 to December 31, 2005.

CUMULATIVE TOTAL RETURNS*
ON $100 INVESTMENT MADE ON DECEMBER 31, 2000

*
Defined as stock price appreciation plus dividends paid, assuming reinvestment of dividends.

**
The former peer group is made up of publicly held companies in the transaction processing and/or travel services business. The companies comprising the old peer group are: Amadeus Global Travel Distribution, Automatic Data Processing, Inc., Cendant Corporation, Ceridian Corporation, First Data Corporation, Fiserv, Inc., and Interactive Corp.

***
The new peer group adds Priceline.com and Expedia, Inc. and removes Amadeus Global Travel Distribution, which became privately held in 2005, InterActive Corp, which spun off Expedia, Inc. in 2005, and Ceridian Corporation, which the Corporation no longer believes is a good comparison.

EXECUTIVE OFFICERS OF THE REGISTRANT

        The executive officers of Sabre Holdings, their ages and their positions are as follows:

MICHAEL S. GILLILAND, age 43.

        Mr. Gilliland was elected Chairman of the Board of Directors of Sabre Holdings Corporation in November 2004. He has served as a director, President and Chief Executive Officer of Sabre Holdings since December 2003. From May 2002 until December 2003, Mr. Gilliland was President and Chief Executive Officer of Travelocity.com Inc., a wholly-owned subsidiary of the Corporation. From March 2001 until December 2003, Mr. Gilliland was an Executive Vice President of Sabre Holdings Corporation. He was Chief Marketing Officer of Sabre Inc., the principal operating subsidiary of the Corporation, from July 2000 until May 2002 and General Manager, Product Marketing of Sabre Inc. from May 1999 until July 2000.

JEFFERY M. JACKSON, age 50.

        Mr. Jackson has been Executive Vice President, Chief Financial Officer, and Treasurer of Sabre Holdings Corporation since May 1999. He served as Senior Vice President of Sabre Inc. from 1998 to 1999. In 1998, he was Vice President and Controller of American Airlines, Inc., and from 1995 to 1998, he was Vice President, Corporate Development, and Treasurer of American Airlines, Inc.

THOMAS KLEIN, age 43.

        Mr. Klein has been Group President of the Sabre Travel Network and Sabre Airline Solutions businesses since July 2004 and was elected as Executive Vice President of Sabre Holdings Corporation in January 2005. Before that, he was Senior Vice President and President, Sabre Airline Solutions from May 2002 to July 2004. Mr. Klein was Senior Vice President and President, Emerging Business and Business Development of Sabre Inc. from 2000 to 2002. From 1999 to 2000, he was Senior Vice President, North America of Sabre Inc.

MICHELLE A. PELUSO, age 34.

        Ms. Peluso has been President and Chief Executive Officer of Travelocity.com, Inc. since December 2003 and was elected as an Executive Vice President of Sabre Holdings Corporation in January 2005. From June 2003 until December 2003, she was Chief Operating Officer of Travelocity.com Inc. and Senior Vice President, Product Strategy and Distribution for Travelocity.com Inc. from April 2002 until June 2003. Before joining Travelocity, Ms. Peluso served as Chief Executive Officer of Site59.com, a travel website, from November 1999 until

March 2002 and as Senior Advisor to the Secretary of Labor and White House Fellow from August 1998 to November 1999.

DAVID A. SCHWARTE, age 55.

        Mr. Schwarte has been Executive Vice President and General Counsel of Sabre Holdings Corporation since March 2000. He served as Director of the law firm Kelly, Hart & Hallman, a Professional Corporation, from 1998 to 2000. Before that, he was an attorney in the legal department of American Airlines, Inc. from 1979 to 1996 and also served in various positions, including Managing Director of International Affairs from 1996 to 1998.

ERIC J. SPECK, age 49.

        Mr. Speck has been Executive Vice President and Chief Marketing Officer of Sabre Holdings Corporation since May 1999. He has also served as Executive Vice President of Sabre Inc. since July 2000 and Chief Marketing Officer of Sabre Inc. since May 2002. He was Group President, Travel Marketing & Distribution of Sabre Inc. from 2000 to 2002, and Executive Vice President, Marketing & Sales of Sabre Inc. from 1999 to 2000.

MARK K. MILLER, age 40.

        Mr. Miller has been Senior Vice President and Controller of Sabre Inc., the principal operating subsidiary of the Corporation, since April 2003. Before that, he was Chief Financial Officer of GetThere Inc., a wholly owned subsidiary of the Corporation, from November 2000 until April 2003. From December 1999 to November 2000, Mr. Miller served as Vice President of Technology Finance for Sabre Inc.

JOHN S. STOW, age 59.

        Mr. Stow has been Senior Vice President and President, Sabre Travel Network of Sabre Inc. since May 2002. He was President, Travel Agency Solutions of Sabre Inc. from 2000 to 2002. From 1999 to 2000, he served as Senior Vice President and General Manager, Electronic Travel Distribution Sales & Service of Sabre Inc.

OWNERSHIP OF SECURITIES

Securities Owned by Directors and Executive Officers

        As of March 17, 2006, each director and nominee for director, the Named Executive Officers, and all directors and executive officers as a group, owned, or had been granted, securities or rights equivalent to the shares of Common Stock indicated in the table below:

Name of Beneficial Owner	Sabre Holdings Common Stock Beneficially Owned(1)		Percent of Class	Total Sabre Holdings Equity Stake(2)
Michael S. Gilliland	640,466	(3)	*	852,342
Royce S. Caldwell	27,400	(4)	*	44,014
Paul C. Ely, Jr.	68,431	(4)	*	90,566
Richard G. Lindner	21,800	(4)	*	40,077
Glenn W. Marschel, Jr.	82,431	(4)	*	119,635
Bob L. Martin	47,116	(4)	*	77,068
Pamela B. Strobel	31,400	(4)	*	57,823
Mary Alice Taylor	30,800	(4)	*	57,874
Richard L. Thomas	71,915	(4)	*	104,625
Jeffery M. Jackson	519,354	(5)	*	595,829
Michelle A. Peluso	167,703	(6)	*	229,453
Thomas Klein	238,151	(7)	*	309,627
David A. Schwarte	317,158	(8)	*	354,569
Directors and Executive Officers as a group (16 persons)	3,087,063		2.30%	3,856,272

*
Percentage does not exceed one percent of the total outstanding class.

(1)
Except as otherwise indicated below and subject to applicable community property laws, ownership of "Sabre Holdings Common Stock" represents sole voting and investment powers with respect to the number of shares listed.

(2)
"Total Sabre Holdings Equity Stake" represents beneficially owned shares, as well as other shares subject to vesting and/or other restrictions as follows:

•
Executive Officers: unvested options which will vest during the period between June 2006 and February 2009 and performance shares which will vest between February 2007 and February 2010, contingent upon the achievement of specific performance criteria.

•
Directors: unvested options, DSUs, and deferred SEUs.

(3)
Amounts include 78,387 shares owned by Mr. Gilliland and 317,994 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 6,562 shares subject to options vesting within the next 60 days. Amounts also include 237,523 shares of Sabre Holdings' restricted stock to which Mr. Gilliland holds voting rights but which are subject to restrictions on transfer. Restrictions lapse on Mr. Gilliland's restricted stock as follows: 83,148 shares in 2007; 73,125 shares in 2008; 56,250 shares in 2009; and 25,000 shares in 2010.

(4)
Amounts include:

Name of Beneficial Owner	Options vested and currently exercisable	Options vesting within 60 days	Common Stock	SEUs	DSUs
Royce S. Caldwell	26,800	600			11,849
Paul C. Ely, Jr.	66,817	613	1,001	5,520	11,849
Richard G. Lindner	18,200	600	3,000	2,081	11,431
Glenn W. Marschel, Jr.	67,810	620	14,001	20,589	11,849
Bob L. Martin	45,914	600	602	13,746	11,440
Pamela B. Strobel	29,800	600	1,000	9,809	11,849
Mary Alice Taylor	30,200	600		10,874	11,435
Richard L. Thomas	45,314	600	26,001	16,916	11,029

  SEUs are deferred pursuant to the 2003 Director Compensation and Deferred Stock Unit Plan, and are included under the "Total Sabre Holdings Equity Stake." DSUs are included under the "Total Sabre Holdings Equity Stake." The remaining Sabre Holdings' options for Mr. Caldwell, Mr. Ely, Mr. Lindner, Mr. Marschel, Mr. Martin, Ms. Strobel, Ms. Taylor and Mr. Thomas will vest during the period between June 2006 and December 2006.

(5)
Amounts include 51,607 shares owned by Mr. Jackson and 353,795 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 4,275 shares subject to options vesting within the next 60 days. Amounts also include 109,677 shares of Sabre Holdings' restricted stock to which Mr. Jackson holds voting rights but which are subject to restrictions on transfer. Restrictions lapse on Mr. Jackson's restricted stock as follows: 42,589 shares in 2007; 32,363 shares in 2008; 22,362 shares in 2009; and 12,363 shares in 2010.

(6)
Amounts include 23,288 shares owned by Ms. Peluso and 65,660 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 2,630 shares subject to options vesting within the next 60 days. Amounts also include 76,125 shares of Sabre Holdings' restricted stock to which Ms. Peluso holds voting rights but which are subject to restrictions on transfer. Restrictions lapse on Ms. Peluso's restricted stock as follows: 27,675 shares in 2007; 21,150 shares in 2008; 18,650 shares in 2009; and 8,650 shares in 2010.

(7)
Amounts include 27,049 shares owned by Mr. Klein and 105,334 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 3,024 shares subject to options vesting within the next 60 days. Amounts also include 102,744 shares of Sabre Holdings' restricted stock to which Mr. Klein holds voting rights but which are subject to restrictions on transfer. Restrictions lapse on Mr. Klein's restricted stock as follows: 2,500 shares in 2006; 35,656 shares in 2007; 29,863 shares in 2008; 22,362 shares in 2009; and 12,363 shares in 2010.

(8)
Amounts include 41,427 shares owned by Mr. Schwarte and 212,990 shares of Common Stock subject to options that are vested and currently exercisable, plus an additional 3,559 shares subject to options vesting within the next 60 days. Amounts also include 59,182 shares of Sabre Holdings' restricted stock to which Mr. Schwarte holds voting rights but which are subject to restrictions on transfer. Restrictions lapse on Mr. Schwarte's restricted stock as follows: 26,932 shares in 2007; 17,250 shares in 2008; 10,750 shares in 2009; and 4,250 shares in 2010.

Securities Owned by Certain Beneficial Owners

        The following firms are, based upon their Schedule 13G filings with the SEC, known by us to be beneficial owners of more than five percent of our outstanding Common Stock as of December 31, 2005.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	17,776,195	(1)	13.55%
Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	16,903,550	(2)	12.9%
Barclays Global Investors, NA. 45 Fremont Street San Francisco, CA 94105	10,050,364	(3)	7.66%
LSV Asset Management 1 N. Wacker Drive, Suite 4000 Chicago, IL 60606	6,849,351	(4)	5.22%

(1)
Based upon that Schedule 13G filed on February 14, 2006 by Lord, Abbett & Co. LLC ("Lord Abbett") reporting that on December 30, 2005 Lord Abbett held sole voting power over 17,776,195 shares and sole dispositive power over 17,776,195 shares of Common Stock. Lord Abbett filed as an investment advisor in accordance with Section 240.13d-1(b)(1)(ii)(E).

(2)
Based upon that Schedule 13G filed on February 10, 2006 by Capital Research and Management Company, reporting that on December 30, 2005 Capital Research and Management Company, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act") was deemed to have sole dispositive power and beneficial ownership of 16,903,550 shares (or 12.9 percent) of our Common Stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Schedule 13G also reported that The Growth Fund of America, Inc., an investment company registered under the Investment Company Act of 1940 which is advised by Capital Research and Management Company, was the beneficial owner of 7,062,811 shares (or 5.4 percent) of our Common Stock.

(3)
Based upon that Schedule 13G filed on January 30, 2006 by Barclays Global Investors NA ("Barclays") relating to stock held on December 31, 2005. This Schedule 13G also reported that Common Stock was beneficially owned by affiliates of Barclays as follows: Barclays Global Fund Advisors reported sole voting power over 804,530 shares and sole dispositive power over 813,280 shares; Barclays Global Investors, Ltd. reported sole voting power over 61,586 shares and sole dispositive power over 780,744 shares; Barclays Global Investors Japan Trust and Banking Company Limited reported sole voting and dispositive power over 116,636 shares of our Common Stock.

(4)
Based upon that Schedule 13G filed on February 10, 2006 by LSV Asset Management relating to stock held on December 31, 2005, reporting that LSV Asset Management ("LSV") held sole voting power of 4,585,251 shares and sole dispositive power over 6,742,751 shares of our Common Stock. LSV filed as an investment advisor in accordance with Section 240.13d-1(b)(1)(ii)(E).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and certain persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other security interests. Directors, executive officers, and greater than ten percent stockholders are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the year ended December 31, 2005, all Section 16(a) filing requirements applicable to our directors, executive officers, and greater than ten percent owners were timely met.

PROPOSAL 2—RATIFICATION OF SELECTION OF AUDITORS

        The Audit Committee of the Board of Directors has selected Ernst & Young LLP ("E&Y") to serve as our independent auditors for the year ending December 31, 2006. As a matter of good corporate governance, the stockholders will be requested to ratify that selection at the annual meeting. Representatives of E&Y will be at the annual meeting, can make a statement if they want, and will be available to answer appropriate questions from stockholders.

Fees Paid to Ernst & Young LLP

        The following table shows the fees we paid or accrued for the audit and other services provided by E&Y for fiscal years 2005 and 2004:

	2005	2004
Audit fees (1)	$4,340,267	$1,927,000
Audit-related fees (2)	180,865	167,460
Tax fees (3)	172,577	182,422
All other fees (4)	48,391	99,714
Total fees	$4,742,100	$2,376,596

(1)
Audit fees of E&Y for 2005 and 2004 consisted of the examination of our annual consolidated financial statements and reviews of our quarterly financial statements as well as statutory audits, which are required for certain international subsidiaries, fees related to filings made with the SEC, and other attest fees. Audit fees of E&Y also include fees relating to our assessment of, and report on, our internal controls over financial reporting.

(2)
Audit-related fees include, among other items, the required audits of our employee benefit plans, as well as accounting advisory fees related to financial accounting matters and mergers and acquisitions.

(3)
Tax fees include assistance with the preparation of tax returns of certain of our international subsidiaries and assistance with audits, as well as advising management as to the tax implications of certain transactions undertaken by us.

(4)
All other fees include transition services associated with moving to another service provider for the preparation of tax returns of certain expatriate employees, as well as advising the employees on tax matters, and services related to miscellaneous international employee benefit and tax related matters and other miscellaneous filings.

        The Audit Committee has determined that the provision of services related to audit services, audit-related services, tax compliance, advisory services, and other services is compatible with maintaining the independence of E&Y. E&Y did not render professional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2005.

        The Audit Committee, or its designee, pre-approved 100% of the services provided by E&Y during 2005. Our auditor services pre-approval policy can be found on the governance section of our website.

        If the stockholders do not ratify the selection of E&Y, the selection of independent auditors will be reconsidered by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 2.

STOCKHOLDER PROPOSALS

        Our Bylaws provide that no business may be brought before a meeting except by a stockholder who (a) is entitled to vote at the meeting, (b) has delivered to the Corporate Secretary within the time limits described in the Bylaws a written notice containing the information specified in the Bylaws, and (c) was a stockholder of record at the time the notice was delivered to the Corporate Secretary. Therefore, in order for a stockholder's proposal to be brought during the 2007 annual meeting, the required written notice must be received by the Corporate Secretary on or after January 16, 2007 but no later than February 15, 2007. In addition, any stockholder proposal submitted pursuant to Rule 14a-8 must be received by the Corporate Secretary no later than December 4, 2006 to be considered for inclusion in the our proxy statement for the 2007 annual meeting.

        A copy of our Bylaws may be obtained on the governance section of our website or via e-mail to Corporate.Secretary@sabre-holdings.com or by written request to:

  Corporate Secretary
  Sabre Holdings Corporation
  3150 Sabre Drive
  Southlake, Texas 76092
  United States of America

DIRECTOR NOMINATION PROCESS

        Our Bylaws provide that no director may be nominated by a stockholder for election at a meeting unless the stockholder (a) is entitled to vote at the meeting, (b) has delivered to the Corporate Secretary within the time limits described in the Bylaws a written notice containing the information specified in the Bylaws, and (c) was a stockholder of record at the time such notice was delivered to the Corporate Secretary. Accordingly, in order for a stockholder's nomination of a person for election to the Board of Directors to be considered by the stockholders at the 2007 annual meeting, the required written notice must be received by the Corporate Secretary on or after January 16, 2007 but no later than February 15, 2007. Only individuals who are nominated in accordance with the procedures set forth in the Bylaws are eligible to stand for election as directors at a meeting of stockholders and to serve as directors.

        The Governance and Nominating Committee has adopted a Director Nomination Process document that describes the process followed by that committee to identify, evaluate, select and nominate director candidates. A current copy of the Governance and Nominating Committee charter and of the Director Nomination Process is available on the governance section of our website.

        The Governance and Nominating Committee, all of whose members are independent, as defined in the NYSE listing standards, may consider, in its discretion, director candidates who are recommended or identified by various sources, including stockholder recommendations. The Governance and Nominating Committee may in the future hire and pay third parties to assist it in identifying and evaluating director candidates, but it did not do so for this year's annual meeting.

        The Director Nomination Process seeks to create a board that will bring to the Corporation a broad range of experience, knowledge, and judgment. The Governance and Nominating Committee believes that each candidate to be selected as a director should have the following qualifications: integrity; ability to objectively analyze complex business problems and develop creative solutions; availability to fulfill the commitment to participate fully in Board activities and fulfill the responsibilities of a director, including attendance at, and active participation in, meetings of the Board and its committees; ability to work well with the other directors; and financial sophistication, including the ability to qualify as "financially literate" under NYSE corporate governance listing standards. Additionally, the committee believes that one or more Directors should qualify as an "audit committee financial expert" under the SEC's rules.

        The committee may consider other criteria, including, but not limited to, those described in the Director Nomination Process, such as: the candidate's achievement in education, career and community; the candidate's past or current service on boards of directors of public or private companies, charitable organizations, and community organizations; the candidate's ability to meet the independence criteria for directors as established by the Board; and the candidate's ability to advance constructive debate and a collaborative culture. All candidates may also, at the discretion of the Governance and Nominating Committee, be subject to a full background check and personal interviews with various members of that committee and executives of the Corporation.

        The committee considers director candidates based on all of the information obtained in the evaluation process. The committee may develop a matrix or other tool to aid it in selecting a candidate based on the candidate's attributes, the mix of attributes of the existing Directors, and the attributes being sought. Following a discussion of the candidate's attributes, and taking into consideration the information gathered in the evaluation process and the needs of the Board and the Corporation at the time, the committee recommends potential director nominees to the full Board. Final selection of a candidate is determined by the full Board. Each of the nominees for director on the attached proxy card was recommended by the committee for nomination by the Board of Directors.

        Recommendations relating to director candidates should be sent via e-mail to Corporate.Secretary@sabre-holdings.com or via pre-paid mail to:

  Governance and Nominating Committee
  c/o Corporate Secretary
  Sabre Holdings Corporation
  3150 Sabre Drive
  Southlake, Texas 76092
  United States of America

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Our Board of Directors has determined that there are no relationships or related party transactions that impair the Board or any director. For more information on the director independence criteria established by the Board of Directors, please see "Information Regarding the Board and Its Committees—Director Independence" on Page 12.

MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS

        To reduce our expenses for printing and delivering duplicate proxy materials, we are taking advantage of "householding" rules that permit us to deliver only one set of proxy materials to stockholders who share an address. You may request a separate copy of our proxy materials at no cost to you by calling 1 (866) 722-7347, or by writing to Investor Relations, 3150 Sabre Drive, Southlake, Texas 76092. For future annual meetings, you may request separate voting materials, or request that we send only one set of proxy materials to you if you are receiving multiple copies, by calling or writing to Sabre Investor Relations at the phone number and address given above.

OTHER MATTERS

        The Board of Directors knows of no other matters to be acted upon at the meeting. If any matters properly come before the meeting that are not described in the proxy card and in this Proxy Statement, the members of the proxy committee will vote on those matters in their best judgments.

By Order of the Board of Directors,

James F. Brashear Corporate Secretary

April 1, 2006

SABRE HOLDINGS CORPORATION	YOUR VOTE IS IMPORTANT VOTE BY INTERNET / TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK
INTERNET			TELEPHONE			MAIL
https://www.proxyvotenow.com/tsg			1-866-257-2285
•	Go to the website address listed above.	OR	• •	Use any touch-tone telephone. Have your proxy card ready.	OR	• •	Mark, sign and date your proxy card. Detach your proxy card.
• •	Have your proxy card ready. Follow the simple instructions that appear on your computer screen.		•	Follow the simple recorded instructions.		•	Return your proxy card in the postage-paid envelope provided.

The Internet and telephone voting facilities will close at 10:30 a.m. CDT on May 16, 2006.

1-866-257-2285
CALL TOLL-FREE TO VOTE THERE IS NO CHARGE FOR THIS CALL WITHIN THE UNITED STATES AND CANADA ONLY
☐	PLEASE DETACH PROXY CARD HERE

Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.	☒ Votes MUST be indicated (x) in Black or Blue ink.
1.	Election of Directors.
	FOR ALL	☐	WITHHELD FROM ALL	☐	FOR, EXCEPT AS NOTED BELOW	☐

Nominees: 01-Michael S. Gilliland; 02-Royce S. Caldwell; 03-Richard G. Lindner; 04-Bob L. Martin;
05-Glenn W. Marschel; 06-Pamela B. Strobel; 07-Mary Alice Taylor; 08-Richard L. Thomas
For, except vote withheld on the following nominee(s):
Transact such other matters as may properly come before the meeting.
		FOR	AGAINST	ABSTAIN	If you plan to attend the Annual Meeting, please mark this box.	☐
2.	Ratification of the Selection of Ernst & Young LLP as Independent Auditors for the year 2006.	☐	☐	☐	To change your address, please mark this box.	☐
S C A N L I N E
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

Date	Share Owner sign here	Co-Owner sign here

ADMISSION TICKET
Annual Meeting of Stockholders of Sabre Holdings Corporation
Tuesday, May 16, 2006 10:30 a.m. CDT
Irving Arts Center Carpenter Performance Hall 3333 N. MacArthur Blvd. Irving, Texas 75062
Please see the Investors section of the Sabre Holdings Corporation website at www.sabre-holdings.com/investor for a map and directions to the Irving Arts Center.

This ticket admits only the stockholder(s) whose name(s) is printed on the front of this proxy card.
Please bring this admission ticket and a government issued photo identification card with you if you are attending the meeting.
YOUR VOTE IS IMPORTANT

Whether or not you plan to personally attend the Annual Meeting, please promptly vote over the Internet, by telephone, or by mailing in the proxy card.Voting by any of these methods will ensure your representation at the Annual Meeting if you choose not to attend in person.Voting early will not prevent you from voting in person at the Annual Meeting if you wish to do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

SABRE HOLDINGS CORPORATION This Proxy is Solicited on Behalf of the Board of Directors of Sabre Holdings Corporation

The undersigned hereby appoints James F. Brashear, Jeffery M. Jackson, and David A. Schwarte or any of them, proxies, each with full power of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of Sabre Holdings Corporation on May 16, 2006, and any adjournments thereof, upon all matters as may properly come before the meeting. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote as indicated herein.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE.You need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations in the Proxy Statement. If any other matters properly come before the meeting that are not specifically set forth on the proxy card and in the Proxy Statement, it is intended that the persons voting the proxies will vote in accordance with their best judgments. The proxies cannot vote your shares unless you sign and return this card or vote electronically over the Internet or via the toll-free telephone number.

                        SABRE HOLDINGS CORPORATION
                        P.O. BOX 11244
                        NEW YORK, N.Y. 10203-0244

SEE REVERSE SIDE